                       GT GLOBAL FLOATING RATE FUND, INC.

                                  COMMON STOCK
--------------------------------------------------------------------------------

GT Global Floating Rate Fund, Inc. (the "Fund") is a continuously offered, non-diversified, closed-end fund. The Fund is managed by a subsidiary of Chancellor LGT Asset Management, Inc., Chancellor LGT Senior Secured Management, Inc. (the "Manager"). The Fund's investment objective is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by the Manager. The Fund seeks to achieve its objective by investing all of its investable assets in Floating Rate Portfolio (the "Portfolio"), a separate, non-diversified, closed-end investment company that has the same investment objective as the Fund. The Portfolio's investments will primarily take the form of assignments of, or participations in, Corporate Loans made by banks and other financial institutions and Corporate Debt Securities. It is anticipated that the Corporate Loans and Corporate Debt Securities will pay interest at rates that float or reset at a margin above a generally recognized base lending rate such as the London InterBank Offered Rate ("LIBOR") or the prime rate of a designated U.S. bank. There can be no assurance that the investment objective of the Fund will be achieved.

Shares of Common Stock of the Fund will be continuously offered at a price equal to the next determined net asset value per share without a front-end sales charge. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $100.

No market presently exists for the Fund's Common Stock and it is not currently expected that a secondary market will develop. Since the Fund's Common Stock may not be considered readily marketable, the Board of Directors of the Fund currently intends to consider the making of tender offers on a quarterly basis, commencing in the third quarter of 1997, to repurchase all or a portion of the Common Stock of the Fund from stockholders at the net asset value per share. See "Tender Offers." Shares of Common Stock that have been held for less than four years and that are repurchased by the Fund pursuant to tender offers will be subject to an "Early Withdrawal Charge" that will not exceed 3.0% of the original purchase amount for such Common Stock. See "Early Withdrawal Charge." The Common Stock of the Fund involves investment risks, including fluctuations in value and the possible loss of some or all of the principal investment. The Portfolio may invest all or substantially all of its assets in Corporate Loans, Corporate Debt Securities or other securities that are rated below investment grade by a nationally recognized statistical rating organization, or in comparable unrated securities. The Fund is authorized to borrow money to finance tender offers, for temporary, extraordinary or emergency purposes, or, while it has no current intention of doing so, for the purpose of financing additional investments. Such leverage creates certain risks for holders of Common Stock, including the risk of higher volatility of the net asset value of the Common Stock. See "Special Considerations and Risk Factors -- Effects of Leveraging."

The Fund's Common Stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

This Prospectus sets forth information about the Fund that an investor should know before investing. It should be read and retained for future reference. Additional information concerning the Fund may be obtained by writing to the Fund at 50 California Street, 27th Floor, San Francisco, California 94111, or by calling (800) 824-1580.
--------------------------------------------------------------------------------

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION NOR  HAS THE SECURITIES  AND EXCHANGE COMMISSION  OR
     ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
       OF THIS PROSPECTUS. ANY REPRE-
                 SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

[LOGO]

March 24, 1997, As Revised June 12, 1997

                               Prospectus Page 1

                       GT GLOBAL FLOATING RATE FUND, INC.

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
Prospectus Summary........................................................................          3
Fund Expenses.............................................................................         11
The Fund..................................................................................         12
Use of Proceeds...........................................................................         12
Investment Objective and Policies.........................................................         12
Investment Restrictions...................................................................         21
Special Considerations and Risk Factors...................................................         22
Purchase of Shares........................................................................         27
Tender Offers.............................................................................         28
Early Withdrawal Charge...................................................................         30
Management................................................................................         31
Directors and Executive Officers..........................................................         33
Portfolio Transactions....................................................................         35
Dividends and Other Distributions.........................................................         36
Taxes.....................................................................................         36
Dividend Reinvestment Plan................................................................         39
Automatic Investment Plan.................................................................         40
Exchanges.................................................................................         41
Net Asset Value...........................................................................         41
Description of Capital Stock..............................................................         42
Yield Information.........................................................................         43
Custodian, Transfer and Dividend Disbursing Agent and Registrar...........................         44
Additional Information....................................................................         44
Financial Statements......................................................................         45
Appendix: Ratings of Securities...........................................................         48

                               Prospectus Page 2

                       GT GLOBAL FLOATING RATE FUND, INC.

                               PROSPECTUS SUMMARY
------------------------------------------------------------
The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. Investors should carefully consider information set forth under the heading "Special Considerations and Risk Factors."

The Fund:                      GT Global Floating Rate Fund, Inc. (the "Fund") is a continuously offered, non-diversified, closed-end management investment company. See "The Fund."
The Portfolio:                 Floating Rate Portfolio (the "Portfolio") is a non-diversified, closed-end management investment company. See "Special
                               Considerations and Risk Factors -- Fund/Portfolio Investment
                               Structure."
The Offering:                  The Fund continuously offers its Common Stock at a price equal to the next determined net asset value per share without a front-end sales charge. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $100, except that with respect to certain retirement accounts, the minimum initial purchase is
                               $250. The Fund reserves the right to waive or modify the initial and subsequent minimum investment requirements at any time.
                               The Fund currently intends to offer only shares of Common Stock.
                               Although the Fund has no present intention to do so, it may in the future offer shares of preferred stock, subject to the requirements of the Investment Company Act of 1940, as amended
                               (the "1940 Act").
Investment Objective and
  Policies:                    The investment objective of the Fund and the Portfolio is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit
                               standards established by the Portfolio's investment manager,
                               Chancellor LGT Senior Secured Management, Inc. (the "Manager"), a
                               subsidiary of Chancellor LGT Asset Management, Inc. ("Chancellor
                               LGT").
                               The Fund invests all of its investable assets in the Portfolio.
                               Under normal market conditions, the Portfolio in turn will invest primarily in Corporate Loans and Corporate Debt Securities made to or issued by U.S. or non-U.S. companies ("Borrowers"),
                               including those that: (i) have variable rates which adjust to a base rate, such as the London InterBank Offered Rate ("LIBOR") on set dates, typically every 30 days but not to exceed one year;
                               and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the prime rate
                               ("Prime Rate") of a designated U.S. bank.
                               Except during periods pending investment of the net proceeds of the public offering of the Fund's securities and during temporary defensive periods when, in the opinion of the Manager, suitable
                               Corporate Loans and Corporate Debt Securities are not available for investment by the Portfolio or prevailing market or economic conditions warrant, the Portfolio will invest at least 80% of its total assets in Corporate Loans and Corporate Debt Securities.
                               Under normal conditions, the Portfolio may invest up to 20% of its total assets in (i) floating rate senior loans

                               Prospectus Page 3

                       GT GLOBAL FLOATING RATE FUND, INC.

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                               made and notes issued on an unsecured basis to Borrowers that meet the credit standards established by the Manager ("Unsecured
                               Corporate Loans and Unsecured Corporate Debt Securities"), (ii)
                               secured or unsecured short-term debt obligations rated within the four highest rating categories assigned by a nationally
                               recognized statistical rating organization ("NRSRO"), or
                               determined to be of comparable quality by Chancellor LGT, (iii)
                               fixed rate obligations of U.S. or non-U.S. companies that meet the credit standards established by Chancellor LGT and that the
                               Portfolio expects to swap to a floating rate structure, or (iv)
                               cash or cash equivalents. Obligations rated in the fourth highest rating category assigned by a NRSRO or determined to be of comparable quality by the Manager, may include obligations considered to have certain speculative characteristics.
                               The Portfolio has no restrictions on portfolio maturity, but it is anticipated that a majority of the Corporate Loans and
                               Corporate Debt Securities in which it will invest will have stated maturities ranging from three to ten years. However,
                               Corporate Loans and Corporate Debt Securities often require prepayments from excess cash flow or permit the Borrower to prepay at its election. The degree to which Borrowers repay
                               Corporate Loans and Corporate Debt Securities, whether as a con-
                               tractual requirement or at their election, cannot be predicted with accuracy. However, it is anticipated that the Portfolio's
                               Corporate Loans and Corporate Debt Securities will have an expected average life of three to five years.
                               In general, the net asset value of the shares of an investment company that invests primarily in fixed-income securities changes as the general level of interest rates fluctuates. The Manager expects the Fund's net asset value to be relatively stable during normal market conditions because the Portfolio will consist primarily of floating and variable rate Corporate Loans and
                               Corporate Debt Securities and to a lesser extent short-term instruments. For this reason, the Manager expects the value of the Portfolio to fluctuate less as a result of interest rate changes than would a portfolio of fixed-rate obligations.
                               However, because the Portfolio's policy is to invest primarily in floating and variable rate obligations and variable interest rates only reset periodically, and because the prevailing spreads between LIBOR, the Prime Rate and other market rates at which
                               Borrowers may borrow are constantly changing, the Portfolio's, and thus the Fund's, net asset value may fluctuate from time to time in the event of an imperfect correlation between the
                               interest rates on variable rate loans held by the Portfolio and prevailing interest rates. Also, defaults on Corporate Loans and
                               Corporate Debt Securities could cause a decline in the
                               Portfolio's and the Fund's net asset value. The Fund's net asset value also may be affected by changes in the creditworthiness of
                               Borrowers, and, in the case of Corporate Loans, in the
                               creditworthiness of Lenders or Participants interposed between the

                               Prospectus Page 4

                       GT GLOBAL FLOATING RATE FUND, INC.

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                               Portfolio and the Borrowers. In the event such institutions were to default on their obligations, the Portfolio might experience a reduction of both income and the value of its assets.
                               The Portfolio will invest in a Corporate Loan or Corporate Debt
                               Security only if, in the Manager's judgment, the Borrower can meet debt service on such Corporate Loan or Corporate Debt
                               Security. The Manager will perform its own credit analysis of the
                               Borrower. The Portfolio will invest only in Unsecured Corporate
                               Loans and Unsecured Corporate Debt Securities made to Borrowers that meet the credit standards established by the Manager for
                               Corporate Loans and Corporate Debt Securities.
                               A Corporate Loan in which the Portfolio may invest typically is negotiated and structured by a syndicate of lenders ("Lenders")
                               consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which administers the Loan on behalf of all the
                               Lenders (the "Agent Bank"). The investment of the Portfolio in a
                               Corporate Loan may take the form of participation interests in a
                               Corporate Loan ("Participation Interests") or assignments of a
                               Corporate Loan ("Assignments"). Participation Interests may be
                               acquired from a Lender or other holders of Participation
                               Interests ("Participants"). If the Portfolio purchases an
                               Assignment from a Lender, the Portfolio will generally become a
                               "Lender" for purposes of the relevant loan agreement, with direct contractual rights thereunder and under any related collateral security documents in favor of the Lenders. On the other hand, if the Portfolio purchases a Participation Interest either from a
                               Lender or a Participant, the Portfolio will not have established any direct contractual relationship with the Borrower. The
                               Portfolio would be required to rely on the Lender or the Partici-
                               pant that sold the Participation Interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the
                               Portfolio under the Corporate Loans. The Portfolio is thus subject to the credit risk of both the Borrower and a Lender or
                               Participant who sold the Participation Interest. The Portfolio will invest in Loans through the purchase of Participation
                               Interests only if at the time of investment, the outstanding debt obligations of the Agent Bank and any Lenders and Participants
                               interposed between the Portfolio and a Borrower are investment grade; i.e., rated BBB, A-3 or higher by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("Standard &
                               Poor's"), or Baa, P-3 or higher by Moody's Investors Service,
                               Inc. ("Moody's"), or, if unrated, deemed by the Manager to be of equivalent quality. See "Investment Objective and Policies."
                               Corporate Debt Securities typically are in the form of notes or bonds issued in a public or private placement in the securities markets. Corporate Debt Securities will typically have
                               substantially similar terms to Corporate Loans, but will not be in the form of Participations or Assignments.

                               Prospectus Page 5

                       GT GLOBAL FLOATING RATE FUND, INC.

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                               The Corporate Loans and Corporate Debt Securities in which the
                               Portfolio will invest primarily consist of direct obligations of a Borrower undertaken to finance the growth of the Borrower's business internally or externally or to finance a capital
                               restructuring. It is anticipated that a significant portion of such Corporate Loans and Corporate Debt Securities may be issued in highly leveraged transactions such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition financing. As noted above, the Portfolio may invest in Corporate
                               Loans and Corporate Debt Securities that are made to non-U.S.
                               Borrowers, provided that any such Borrower meets the credit standards established by the Manager for U.S. Borrowers. The
                               Portfolio similarly may invest in loans to and securities issued by U.S. Borrowers with significant non-dollar-denominated
                               revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars. In all cases where the Corporate Loans or Corporate Debt Securities are not
                               denominated in U.S. dollars, provision will be made for payments to the Lenders, including the Portfolio, in U.S. dollars pursu-
                               ant to foreign currency swap arrangements. See "Investment
                               Objective and Policies." Loans to such non-U.S. Borrowers or U.S.
                               Borrowers may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S.
                               governmental laws or restrictions applicable to such loans.
Leverage:                      Each of the Fund and the Portfolio may borrow money in amounts up to 33 1/3% of the value of its total assets to finance tender offers, for temporary, extraordinary or emergency purposes, or, while neither the Fund nor the Portfolio has any current
                               intention of doing so, for the purpose of financing additional investments. See "Tender Offers." The Fund also may issue one or more series of preferred shares, although it has no present intention to do so. The Portfolio or Fund, as the case may be, may borrow to finance additional investments or issue a class of preferred shares only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service and dividend obligations, associated therewith. However, to the extent such costs exceed the return on the additional investments, the return realized by the Fund's Common
                               Stockholders will be adversely affected. Leverage also creates other risks for holders of Common Stock, including the risk of higher volatility of the net asset value of the Common Stock.
                               Any issuance of preferred shares by the Fund or any bank
                               borrowings by the Fund or Portfolio are subject to and will comply with the requirements of the 1940 Act. Pursuant to the
                               1940 Act, among other things, the Fund may not issue preferred shares unless immediately after their issuance the Fund is able to maintain asset coverage of at least 200%. In the case of bank borrowings, asset coverage of at least 300% must be maintained.

                               Prospectus Page 6

                       GT GLOBAL FLOATING RATE FUND, INC.

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

Investment Manager:            Chancellor LGT Senior Secured Management, Inc., a subsidiary of
                               Chancellor LGT, is the Portfolio's Manager. The Manager is part of Liechtenstein Global Trust, a provider of global asset
                               management and private banking products and services to
                               individual and institutional investors, entrusted as of December
                               31, 1996, with approximately $84 billion in total assets.
                               The Manager determines the investment composition of the
                               Portfolio, places all orders for the purchase and sale of
                               securities and for other transactions, and oversees the
                               settlement of the Portfolio's securities and other transactions.
                               The Portfolio pays the Manager monthly investment management and administrative fees at the annual rate of 0.95% of the
                               Portfolio's average net assets. See "Management."
                               The Manager has appointed Chancellor LGT as the investment sub-adviser with respect to certain of the assets of the
                               Portfolio. The Manager pays Chancellor LGT monthly investment sub-advisory and sub-administrative fees at the annual rate of
                               0.95% of the Portfolio's average net assets delegated to it for sub-advisory services. See "Management."
Administrator:                 Chancellor LGT provides administrative services to the Fund and the Portfolio. These include, among other things, furnishing officers and office space, preparing or assisting in preparing materials for stockholders and regulatory bodies and overseeing the provision of accounting services. The Fund pays
                               administration fees at the annual rate of 0.25% of the Fund's average net assets.
Distributions:                 The Fund intends to distribute substantially all of its net investment income to holders of Common Stock by declaring
                               dividends daily and paying them monthly. Substantially all net capital gains, if any, will be distributed at least annually to holders of Common Stock. See "Dividends and Other Distributions."
                               Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"),
                               each stockholder will be deemed to have elected, unless the stockholder instructs otherwise in writing, to have all dividends and other distributions, net of any applicable withholding taxes, automatically reinvested in additional shares of Common Stock.
                               See "Dividend Reinvestment Plan."
Tender Offers:                 The Fund's Common Stock will not be listed on any exchange and it is not currently anticipated that a secondary market will
                               develop. In view of this, commencing in the third quarter of
                               1997, the Board of Directors of the Fund intends to consider each quarter the making of tender offers (each, a "Tender Offer") to repurchase all or a portion of the Common Stock of the Fund from stockholders at a price per share equal to the net asset value per share of the Common Stock determined at the close of business on the day an offer terminates. The Board is under no obligation to authorize the making of a Tender Offer and no assurance can be given that in any particular quarter a Tender Offer will be made.
                               Further, the Fund will not conduct a Tender Offer for Fund shares unless the Portfolio simultaneously conducts a tender offer for
                               Portfolio interests. If a Tender Offer is not made,

                               Prospectus Page 7

                       GT GLOBAL FLOATING RATE FUND, INC.

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                               stockholders may be unable to sell their shares. Shares of Common
                               Stock that have been held for less than four years and which are repurchased by the Fund pursuant to Tender Offers will be subject to an early withdrawal charge of up to 3% of the lesser of the then current net asset value or the original purchase price of the Common Stock being tendered. See "Tender Offers" and "Early
                               Withdrawal Charge."
Special Considerations and
  Risk Factors:                The Fund expects that there will be no secondary market for its
                               Common Stock. Moreover, GT Global, Inc. ("GT Global" or the
                               "Distributor") and other selected dealers are prohibited under applicable law from making a market in the Fund's Common Stock while the Fund is making either a public offering of or a tender offer to repurchase its Common Stock. To the extent a secondary market does develop, however, investors should be aware that shares of closed-end funds frequently trade in the secondary market at a discount from their net asset values. Should there be a secondary market for the Fund's shares of Common Stock, the market price of the shares may vary from net asset value from time to time.
                               Because of the lack of a secondary market and the early
                               withdrawal charge, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.
                               The Fund seeks to achieve its objective by investing all of its investable assets in the Portfolio, a separate, non-diversified, closed-end investment company that has the same investment objective as the Fund. As this structure is different from many other investment companies that directly acquire and manage their own portfolios, investors should carefully consider this
                               investment approach.
                               Each of the Fund and the Portfolio has registered as a
                               "non-diversified" investment company so that it will be able to invest more than 5% of its assets in the obligations of any single issuer, subject to the diversification requirements of
                               Subchapter M of the Internal Revenue Code of 1986, as amended
                               (the "Code"), applicable to the Fund. Since the Portfolio may invest a relatively high percentage of its assets in the obliga-
                               tions of a limited number of issuers, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence. However, the
                               Portfolio has no current intention of investing more than 15% of its assets in the obligations of any single Borrower.
                               Although the Portfolio may, consistent with its fundamental limitations, invest up to 25% of its total assets in the
                               obligations of Borrowers in any single industry, the Manager has no current intention of investing more than 20% of the
                               Portfolio's assets in the obligations of Borrowers in any single industry. However, because the Fund and the Portfolio will regard the issuer of a Corporate Loan as including the Agent Bank and any Intermediate Participant as well as the Borrower, the
                               Portfolio may be deemed to be concentrated in securities of issuers in the industry

                               Prospectus Page 8

                       GT GLOBAL FLOATING RATE FUND, INC.

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                               group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the
                               Portfolio is subject to certain risks associated with such institutions, including, among other things, changes in
                               governmental regulation, interest rate levels and general ec-
                               onomic conditions. See "Investment Objective and Policies --
                               Description of Participation Interests and Assignments" and
                               "Investment Restrictions."
                               The Portfolio may invest all or substantially all of its assets in Corporate Loans, Corporate Debt Securities or other securities that are rated below investment grade by Moody's, comparably rated by another NRSRO, or, if unrated, deemed by the Manager to be of equivalent quality. However, the Manager does not expect to invest in any securities rated lower than B3 at the time of investment. Instruments rated below investment grade by Moody's are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in
                               accordance with the terms of the obligation. Lower quality instruments are also generally considered to be subject to greater risk than higher quality instruments with regard to a deterioration of general economic conditions.
                               The Corporate Loans, Corporate Debt Securities and other debt obligations in which the Portfolio may invest are subject to the risk of nonpayment of scheduled interest or principal payments.
                               In the event that a nonpayment occurs, the Portfolio may
                               experience a decline in the value of the debt obligations, resulting in a decline in the net asset value of the Fund's shares of Common Stock. There is no assurance that the
                               liquidation of collateral underlying Corporate Loans and Cor-
                               porate Debt Securities will satisfy the related Borrowers'
                               obligations in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily resold.
                               Corporate Loans and Corporate Debt Securities made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans and Corporate Debt Securities in which the Portfolio may invest. These credit risks include a greater possibility of default or bankruptcy of the Borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer that can be nullified or subordinated to the rights of other creditors of the Borrower under applicable law. Highly leveraged Corporate
                               Loans and Corporate Debt Securities also may be less liquid than other Corporate Loans and Corporate Debt Securities.
                               Generally, changes in interest rates may affect the market value of debt investments, resulting in changes in the net asset value of the shares of funds investing in such investments. It is expected, however, that a portfolio consisting primarily of floating and variable rate Corporate

                               Prospectus Page 9

                       GT GLOBAL FLOATING RATE FUND, INC.

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                               Loans, Corporate Debt Securities, Unsecured Corporate Loans, Un-
                               secured Corporate Debt Securities, and short-term instruments will experience less significant fluctuations in value as a result of interest rate changes than would a portfolio of fixed rate obligations. However, prepayments of principal by Borrowers
                               (whether as a result of a decline in interest rates or excess cash flow) may require that the Portfolio replace its Corporate
                               Loan, Corporate Debt Security or other investment with a lower yielding security, which may adversely affect the net asset value of the Portfolio.
                               Some or all of the Corporate Loans and Corporate Debt Securities
                               in which the Portfolio may invest will be considered to be illiquid, which may impair the Portfolio's ability to realize the full value of its assets in the event of a voluntary or
                               involuntary liquidation of such assets. To the extent that such investments are illiquid, the Portfolio may have difficulty disposing of portfolio securities and the Fund may in turn have difficulty repurchasing shares of its Common Stock pursuant to
                               Tender Offers, if any. The Board of Directors of the Fund will consider the liquidity of the Portfolio's securities in
                               determining whether a Tender Offer should be made by the Fund and, if so, for what percentage of the Fund's outstanding shares the Tender Offer should be made. See "Net Asset Value" for information with respect to the valuation of illiquid Corporate
                               Loans.
                               The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving holders of Common Stock of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the
                               Fund. See "Description of Capital Stock -- Certain Anti-Takeover
                               Provisions of the Articles of Incorporation."

                               Prospectus Page 10

                       GT GLOBAL FLOATING RATE FUND, INC.

                                 FUND EXPENSES

--------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.

STOCKHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price).................................................................       None
Dividend Reinvestment Plan Fees................................................................................       None
Maximum Early Withdrawal Charge (1)............................................................................         3%
ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
  (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON STOCK) (2)
Investment Management and Administrative Fee...................................................................      0.95%
Administrative Fee (3).........................................................................................      0.25%
Other Expenses (after reimbursement) (4).......................................................................      0.30%
                                                                                                                 ---------
Total Annual Operating Expenses (after reimbursement)..........................................................      1.50%
                                                                                                                 ---------
                                                                                                                 ---------

--------------
(1) Calculated based on the lesser of the then current net asset value or the original price of the shares being tendered. The maximum early withdrawal charge applies to shares sold to the Fund pursuant to a Tender Offer during the first year after purchase; the early withdrawal charge declines annually thereafter, reaching zero after four years. See "Early Withdrawal Charge."

(2) See "Management" for additional information. "Other Expenses" have been estimated for the current fiscal year.

(3) See "Management" for additional information.

(4) Because the Fund has only been in operation since May 1, 1997, "Other Expenses," which include transfer agency, custodial, audit and legal fees, are estimated, and reflect the commitment of the Manager and Chancellor LGT during the first year of operations to reimburse Fund expenses over 1.50% annually. Without such reimbursement, "Other Expenses" and "Total Annual Operating Expenses" would be estimated to be 0.45% and 1.65%, respectively, for the first year of operations. See "Management."

EXAMPLE
The following Example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund and the Portfolio of operating expenses at the levels set forth in the above table.

An investor would directly or indirectly pay the following expenses of a $1,000 investment in the Fund, assuming (i) a 5% annual return and (ii) reinvestment of all dividends and other distributions at net asset value:

                                                                          ONE YEAR       THREE YEARS     FIVE YEARS     TEN YEARS
                                                                        -------------  ---------------  -------------  -----------
Assuming no tender of Common Stock....................................    $      16       $      50       $      87     $     198
Assuming tender and repurchase of Common Stock on last day of period
 and imposition of maximum applicable Early Withdrawal Charge.........    $      47       $      73       $     100     $     198

This Example assumes that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown, except, as to "Ten Years," for the completion of organizational expense amortization over a five year period. The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Common Stock. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example. In addition, although the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Plan may receive shares of the Common Stock obtained at or based on the market price in effect at the time, which may be at, above or below net asset value.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S AND THE PORTFOLIO'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                               Prospectus Page 11

                       GT GLOBAL FLOATING RATE FUND, INC.

                                    THE FUND

--------------------------------------------------------------------------------

The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on December 4, 1996 and has registered under the 1940 Act. The Fund's principal office is located at 50 California Street, 27th Floor, San Francisco, California 94111, and its telephone number is (415) 392-6181.

--------------------------------------------------------------------------------

                                USE OF PROCEEDS

--------------------------------------------------------------------------------

The net proceeds from the sale of the Common Stock offered hereby will be invested in the Portfolio, a separate closed-end, non-diversified management investment company with the same investment objective as the Fund. The Portfolio will invest the Fund's net proceeds in accordance with the Fund's and the Portfolio's investment objective and policies within approximately six months after completion of the offering of Common Stock, depending on the availability of Corporate Loans and Corporate Debt Securities and other relevant conditions. Pending such investment, it is anticipated that the proceeds will be invested in short-term debt obligations or instruments. See "Investment Objective and Policies."

--------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVE AND POLICIES

--------------------------------------------------------------------------------

The Fund's and the Portfolio's investment objective is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured Corporate Loans and Corporate Debt Securities that meet credit standards established by the Manager. This is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding shares of the Fund. There can be no assurance that the investment objective of the Fund will be achieved.

All of the Fund's assets will be invested in the Portfolio. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in interests in Corporate Loans and Corporate Debt Securities made to or issued by Borrowers (which may include U.S. and non-U.S. companies), including those that:
(i) have variable rates which adjust to a base rate, such as the LIBOR on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank. The Portfolio may invest up to 20% of its total assets in any of the following: (a) floating rate senior loans made and notes issued on an unsecured basis to Borrowers that meet the credit standards established by the Manager ("Unsecured Corporate Loans" and "Unsecured Corporate Debt Securities"); (b) secured or unsecured short-term debt obligations including, but not limited to, U.S. Government and Government agency securities (some of which may not be backed by the full faith and credit of the United States), money market instruments (such as certificates of deposit and bankers' acceptances), corporate and commercial obligations (such as commercial paper and medium-term notes) and

                               Prospectus Page 12

                       GT GLOBAL FLOATING RATE FUND, INC.
repurchase agreements, none of which are required to be secured but all of which will be (or counterparties associated therewith will be) investment grade (i.e., rated Baa, P-3 or higher by Moody's or BBB, A-3 or higher by Standard & Poor's or, if unrated, determined to be of comparable quality in the judgment of Chancellor LGT); (c) fixed rate obligations of U.S. or non-U.S. companies that meet the credit standards established by Chancellor LGT and that the Portfolio expects to swap for a floating rate structure; or (d) cash or cash equivalents. Securities rated Baa, BBB, P-3 or A-3 are considered to have adequate capacity for payment of principal and interest, but are more susceptible to adverse economic conditions and, in the case of securities rated BBB or Baa (or comparable unrated securities), have speculative characteristics. Such securities or cash will not exceed 20% of the Portfolio's total assets except
(i) during interim periods pending investment of the net proceeds of public offerings of the Fund's securities, (ii) pending reinvestment of proceeds of the sale of a security, and (iii) during temporary defensive periods when, in the opinion of the Manager, suitable Corporate Loans and Corporate Debt Securities are not available for investment by the Portfolio or prevailing market or economic conditions warrant. Investments in Unsecured Corporate Loans and Unsecured Corporate Debt Securities will be made on the same basis as investments in Corporate Loans and Corporate Debt Securities as described herein, except with respect to collateral requirements. To a limited extent, incidental to and in connection with its lending activities, the Portfolio also may acquire warrants and other equity securities.

The Portfolio has no restrictions on portfolio maturity, but it is anticipated that a majority of the Corporate Loans and Corporate Debt Securities in which it will invest will have stated maturities ranging from three to ten years. However, Corporate Loans usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loan from excess cash flow, as discussed above, and may permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans, whether as a contractual requirement or at their election, cannot be predicted with accuracy, and may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among other factors. However, it is anticipated that the Portfolio's Corporate Loans and Corporate Debt Securities will have an expected average life of three to five years. See "Description of Corporate Loans and Corporate Debt Securities."

Investment in shares of Common Stock of the Fund offers several benefits. The Fund offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Corporate Loans, a type of investment typically not available directly to individual investors. In managing the Portfolio, the Manager provides the Portfolio, the Fund and its stockholders with professional credit analysis and portfolio diversification. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments, if available to individual investors. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management and administrative fees and operations costs.

Generally, the net asset value of the shares of an investment company which invests primarily in fixed-income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to decline. The Manager expects the Fund's net asset value to be relatively stable during normal market conditions, because the Portfolio in which the Fund's assets are invested will consist primarily of floating and variable rate Corporate Loans and Corporate Debt Securities, of fixed rate Corporate Loans and Corporate Debt Securities hedged by interest rate swap transactions and of short-term instruments. For these reasons, the Manager expects the value of the Portfolio to fluctuate significantly less as a result of interest rate changes than would a portfolio of fixed-rate obligations. However, because variable interest rates only reset periodically, the Fund's net asset value may fluctuate from time to time in the event of an imperfect correlation between either the interest rates on variable rate loans in the Portfolio or the variable interest rates on nominal amounts in the Portfolio's interest rate swap transactions, and prevailing interest rates. Also, a default on a Corporate Loan or Corporate Security in which the Portfolio has invested or a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.

Each of the Fund and the Portfolio is classified as non-diversified within the meaning of the 1940

                               Prospectus Page 13

                       GT GLOBAL FLOATING RATE FUND, INC.
Act, which means that neither the Fund nor the Portfolio is limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Portfolio's investments will be limited so as to enable the Fund to qualify as a "regulated investment company" ("RIC") for purposes of the Code. Accordingly, the Portfolio will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the value of its total assets will be invested in the securities (including Corporate Loans but excluding Government securities) of a single issuer and (ii) with respect to 50% of the value of its total assets, its investments will consist of cash, U.S. Government securities and securities of other issuers limited, in respect of any one issuer to not more than 5% of the value of its total assets and not more than 10% of the issuer's outstanding voting securities. To the extent the Portfolio assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers. However, the Portfolio has no current intention of investing more than 15% of its assets in the obligations of any single Borrower.

                       DESCRIPTION OF CORPORATE LOANS AND
                           CORPORATE DEBT SECURITIES

The Corporate Loans and Corporate Debt Securities in which the Portfolio invests primarily consist of obligations of a Borrower undertaken to finance the growth of the Borrower's business internally or externally, or to finance a capital restructuring. Corporate Loan and Corporate Debt Securities may also include senior obligations of a Borrower issued in connection with a restructuring pursuant to Chapter 11 of the United States Bankruptcy Code provided that such senior obligations meet the credit standards established by the Manager. It is anticipated that a significant portion of such Corporate Loans and Corporate Debt Securities may be issued in highly leveraged transactions such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition financing. Such Corporate Loans and Corporate Debt Securities present special risks. See "Special Considerations and Risk Factors." Such Corporate Loans may be structured to include both term loans, which are generally fully funded at the time of the Portfolio's investment, and revolving credit facilities, which would require the Portfolio to make additional investments in the Corporate Loans as required under the terms of the credit facility. Such Corporate Loans may also include receivables purchase facilities, which are similar to revolving credit facilities secured by a Borrower's receivables.

The Portfolio may invest in Corporate Loans and Corporate Debt Securities which are made to non-U.S. Borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such Borrower meets the credit standards established by the Manager for U.S. Borrowers. The Portfolio similarly may invest in Corporate Loans and Corporate Debt Securities made to U.S. Borrowers with significant non-U.S. dollar-denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Portfolio in U.S. dollars. In all cases where the Corporate Loans or Corporate Debt Securities are not denominated in U.S. dollars, provision will be made for payments to the Lenders, including the Portfolio, in U.S. dollars pursuant to foreign currency swap arrangements. Loans to such non-U.S. Borrowers or U.S. Borrowers may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. Borrowers may differ from that available with respect to U.S. Borrowers, since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers.

The Corporate Loans and Corporate Debt Securities in which the Portfolio invests will, in most instances, hold the most senior position in the capitalization structure of the Borrower, and in any case will, in the judgment of the Manager, be in the category of senior debt of the Borrower. Each Corporate Loan and Corporate Debt Security will generally be secured by collateral the value of which

                               Prospectus Page 14

                       GT GLOBAL FLOATING RATE FUND, INC.
generally will be determined by reference to financial statements of the Borrower, by an independent appraisal, by obtaining the market value of such collateral (e.g., cash or securities) if it is readily ascertainable and/or by other customary valuation techniques considered appropriate in the judgment of the Manager. The Manager generally expects the value of the collateral securing a Corporate Loan or Corporate Debt Security to be greater than the value of such Corporate Loan or Corporate Debt Security. However, the value of such collateral may be equal to or less than the value of the Corporate Loan or Corporate Debt Security that it secures. Accordingly, in the event of a default, the Fund may incur a loss. The ability of the Lender to have access to the collateral may be limited by bankruptcy and other insolvency laws. Under certain circumstances, the collateral may be released with the consent of the Agent Bank and Lenders or pursuant to the terms of the underlying credit agreement with the Borrower or bond indenture. There is no assurance that the liquidation of the collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Portfolio might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment and, possibly, its net asset value.

In the case of highly leveraged loans, a Borrower generally is required to pledge collateral which may include (i) working capital assets, such as accounts receivable or inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks, copyrights and patent rights and (iv) security interests in securities of subsidiaries or affiliates. In the case of Corporate Loans to or Corporate Debt Securities of privately held companies, the companies' owners may pledge additional security in the form of guarantees and/or other securities that they own. There may be temporary periods in the course of providing financing to a Borrower where the collateral for the loan consists of common stock having a value not less than 200% of the value of the loan on the date the loan is made. Under such circumstances, the Borrower generally proceeds with a subsequent transaction which will permit it to pledge assets of a company as collateral for the loan, although there can be no assurance that the Borrower will be able to effect such transaction.

The rate of interest payable on floating or variable rate Corporate Loans or Corporate Debt Securities is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans and Corporate Debt Securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based Corporate Loans and Corporate Debt Securities is reset periodically, typically every 30 days to one year. Certain of the floating or variable rate Corporate Loans and Corporate Debt Securities in which the Portfolio will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Portfolio's investments may consist of Corporate Loans with interest rates that are fixed for the term of the loan. Investment in Corporate Loans and Corporate Debt Securities with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. However the Fund will attempt to hedge all of its fixed-rate Corporate Loans and Corporate Debt Securities against fluctuations in interest rates by entering into interest rate swap transactions. The Portfolio also will attempt to maintain a portfolio of Corporate Loans and Corporate Debt Securities that will have a dollar weighted average period to the next interest rate adjustment of no more than 90 days.

Corporate Loans and Corporate Debt Securities traditionally have been structured so that Borrowers pay higher margins when they elect LIBOR, in order to permit lenders to obtain generally consistent yields on Corporate Loans and Corporate Debt Securities, regardless of whether Borrowers select the LIBOR option, or the Prime-based option. In recent years, however, the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point where the higher margins paid by Borrowers for LIBOR pricing options do not currently compensate for the differential between the Prime Rate and the LIBOR rates. Consequently, Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Corporate Loans and Corporate Debt Securities that is consistently lower than the yield would be if Borrowers selected the Prime Rate-based pricing option. This trend will significantly limit the ability of the Fund to achieve a net return to stockholders that consistently approximates the average published prime rate of leading U.S. banks. At the date of this Prospectus, the Manager cannot predict any significant change in this market trend.

                               Prospectus Page 15

                       GT GLOBAL FLOATING RATE FUND, INC.

The Portfolio may receive and/or pay certain fees in connection with its lending activities. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolio buys a Corporate Loan or Corporate Debt Security it may receive a facility fee and when it sells a Corporate Loan or Corporate Debt Security may pay a facility fee. In certain circumstances, the Portfolio may receive a prepayment penalty fee on the prepayment of a Corporate Loan or Corporate Debt Security by a Borrower. In connection with the acquisition of Corporate Loans or Corporate Debt Securities, the Portfolio may also acquire warrants and other equity securities of the Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio's purchase of a Corporate Debt Security or an interest in a Corporate Loan.

The Portfolio will invest in a Corporate Loan or Corporate Debt Security only if, in the Manager's judgment, the Borrower can meet debt service on such loan or security. In addition, the Manager will consider other factors deemed by it to be appropriate to the analysis of the Borrower and the Corporate Loan or Corporate Debt Security. Such factors include financial ratios of the Borrower such as interest coverage, fixed charge coverage and leverage ratios. In its analysis of these factors, the Manager also will be influenced by the nature of the industry in which the Borrower is engaged, the nature of the Borrower's assets and the Manager's assessment of the general quality of the Borrower. The factors utilized have been reviewed by the Portfolio's Board of Trustees.

The primary consideration in selecting such Corporate Loans and Corporate Debt Securities for investment by the Portfolio is the creditworthiness of the Borrower. In evaluating Corporate Loans and Corporate Debt Securities, the quality ratings assigned to other debt obligations of a Borrower may not be a determining factor, since they will often be subordinated to the Corporate Loans or Corporate Debt Securities. Instead, the Manager will perform its own independent credit analysis of the Borrower, and of the collateral structure for the loan or security. In making this analysis, the Manager will utilize any offering materials and in the case of Corporate Loans, information prepared and supplied by the Agent Bank, Lender or Participant from whom the Portfolio purchases its Participation Interest in a Corporate Loan. The Manager's analysis will continue on an ongoing basis for any Corporate Loans and Corporate Debt Securities in which the Portfolio has invested. Although the Manager will use due care in making such analysis, there can be no assurance that such analysis will disclose factors which may impair the value of the Corporate Loan or Corporate Debt Security.

Corporate Loans and Corporate Debt Securities made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans and Corporate Debt Securities in which the Portfolio may invest. These credit risks include a greater possibility of default or bankruptcy of the Borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the Borrower under applicable law. Highly leveraged Corporate Loans and Corporate Debt Securities also may be less liquid than other Corporate Loans and Corporate Debt Securities.

A Borrower also must comply with various restrictive covenants contained in any Corporate Loan agreement between the Borrower and the lending syndicate ("Corporate Loan Agreement") or in any trust indenture or comparable document in connection with a Corporate Debt Security ("Corporate Debt Security Document"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, the Corporate Loan Agreement or Corporate Debt Security Document may contain a covenant requiring the Borrower to prepay the Corporate Loan or Corporate Debt Security with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Corporate Loan Agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration; i.e., the Agent Bank has the right to demand immediate repayment in full of the outstanding Corporate Loan. Acceleration may also occur in the case of the breach of a covenant in a Corporate Debt Security Document.

                               Prospectus Page 16

                       GT GLOBAL FLOATING RATE FUND, INC.

It is expected that a majority of the Corporate Loans and Corporate Debt Securities held by the Portfolio will have stated maturities ranging from three to ten years. However, such Corporate Loans and Corporate Debt Securities usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loan or Corporate Debt Security from excess cash flow, as discussed above, and may permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans and Corporate Debt Securities, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among other factors. Accordingly, prepayments cannot be predicted with accuracy. Upon a prepayment, the Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee on the purchase of a new Corporate Loan or Corporate Debt Security with the proceeds from the prepayment of the former. Such fees may help mitigate any adverse impact on the yield on the Portfolio's investments which may arise as a result of prepayments and the reinvestment of such proceeds in Corporate Loans or Corporate Debt Securities bearing lower interest rates.

Loans to non-U.S. Borrowers and to U.S. Borrowers with significant non-U.S. dollar-denominated revenues may provide for conversion of all or part of the loan from a U.S. dollar-denominated obligation into a foreign currency obligation at the option of the Borrower. The Portfolio may invest in Corporate Loans and Corporate Debt Securities which have been converted into non-U.S. dollar-denominated obligations only when provision is made for payments to the lenders in U.S. dollars pursuant to foreign currency swap arrangements. Foreign currency swaps involve the exchange by the lenders, including the Portfolio, with another party (the "counterparty") of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The Portfolio will enter into a transaction subject to a foreign currency swap only if, at the time of entering into such swap, the outstanding debt obligations of the counterparty are investment grade, i.e., rated BBB or A-3 or higher by Standard & Poor's or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the judgment of the Manager. The amounts of U.S. dollar payments to be received by the lenders and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Portfolio from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the Portfolio will have contractual remedies pursuant to the swap arrangements; however, the U.S. dollar value of the Portfolio's right to foreign currency payments under the loan will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Portfolio is unable to recover damages from the defaulting counterparty. If the Borrower defaults on or prepays the underlying Corporate Loan or Corporate Debt Security, the Portfolio may be required pursuant to the swap arrangements to compensate the counterparty to the extent of fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the amount of compensation that must be paid to the counterparty pursuant to the swap arrangements will be maintained in a segregated account by the Portfolio's custodian.

             DESCRIPTION OF PARTICIPATION INTERESTS AND ASSIGNMENTS

A Corporate Loan in which the Portfolio may invest typically is originated, negotiated and structured by a syndicate of Lenders consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, which is administered on behalf of the syndicate by an Agent Bank. The investment of the Portfolio in a Corporate Loan may take the form of Participation Interests or Assignments. Participation Interests may be acquired from a Lender or other Participants. If the Portfolio purchases a Participation Interest either from a Lender or a Participant, the Portfolio will not have established any direct contractual relationship with the Borrower. The Portfolio would be required to rely on the Lender or the Participant that sold the Participation Interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Portfolio under the Corporate Loans. The Portfolio is thus subject to the credit risk of both the Borrower and a Participant. Lenders and Participants interposed between the Portfolio and a Borrower, together with Agent Banks, are referred to herein as "Intermediate Participants."

                               Prospectus Page 17

                       GT GLOBAL FLOATING RATE FUND, INC.

On the other hand, if the Portfolio purchases an Assignment from a Lender, the Portfolio will generally become a "Lender" for purposes of the relevant loan agreement, with direct contractual rights thereunder and under any related collateral security documents in favor of the Lenders. An Assignment from a Lender gives the Portfolio the right to receive payments of principal and interest and other amount directly from the Borrower and to enforce its rights as a Lender directly against the Borrower. The Portfolio will not act as an Agent Bank guarantor, sole negotiator or sole structuror with respect to a Corporate Loan.

Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the Corporate Loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant. The Portfolio will invest in Corporate Loans only if, at the time of investment, all outstanding debt obligations of the Agent Bank and Intermediate Participants are investment grade, i.e., rated BBB or A-3 or higher by Standard & Poor's or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the judgment of the Manager.

The Portfolio has no current intention of investing more than 20% of its assets in the obligations of Borrowers in any single industry. However, because the Fund and the Portfolio will regard the issuer of a Corporate Loan as including the Agent Bank and any Intermediate Participant as well as the Borrower, the Portfolio may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Portfolio is subject to certain risks associated with such institutions. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the interest rates and fees which such institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

In a typical Corporate Loan, the Agent Bank administers the terms of the Corporate Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders which are parties to the Corporate Loan Agreement. The Portfolio generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments on the Corporate Loan. Furthermore, the Portfolio will rely on the Agent Bank to use appropriate creditor remedies against the Borrower. Typically, under Corporate Loan Agreements, the Agent Bank is given broad discretion in enforcing the Corporate Loan Agreement, and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent Bank for these services. Such compensation may include special fees paid on structuring and funding the Corporate Loan and other fees paid on a continuing basis.

In the event that an Agent Bank becomes insolvent, or has a receiver, conservator, or similar official

                               Prospectus Page 18

                       GT GLOBAL FLOATING RATE FUND, INC.
appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, assets held by the Agent Bank under the Corporate Loan Agreement should remain available to holders of Corporate Loans. If, however, assets held by the Agent Bank for the benefit of the Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent Bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a Corporate Loan or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise as described above.

Intermediate Participants may have certain obligations pursuant to a Corporate Loan Agreement, which may include the obligation to make future advances to the Borrower in connection with revolving credit facilities in certain circumstances. The Portfolio currently intends to reserve against such contingent obligations by segregating sufficient investments in high quality, short-term, liquid instruments. The Portfolio will not invest in Corporate Loans that would require the Portfolio to make any additional investments in connection with such future advances if such commitments would exceed 20% of the Portfolio's total assets or would cause the Portfolio to fail to meet the diversification requirements described under "Investment Objective and Policies."

                              ILLIQUID SECURITIES

Corporate Loans and Corporate Debt Securities are, at present, not readily marketable and may be subject to restrictions on resale. Although Corporate Loans and Corporate Debt Securities are transferred among certain financial institutions, as described above, the Corporate Loans and Corporate Debt Securities in which the Portfolio invests do not have the liquidity of conventional investment grade debt securities traded in the secondary market and may be considered illiquid. As the market for Corporate Loans and Corporate Debt Securities matures, the Manager expects that liquidity will improve. The Portfolio has no limitation on the amount of its investments which are not readily marketable or are subject to restrictions on resale. Such investments, which may be considered illiquid, may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. To the extent that such investments are illiquid, the Portfolio may have difficulty disposing of securities in order to enable the Fund to repurchase shares of its Common Stock pursuant to Tender Offers, if any. The Board of Directors of the Fund will consider the liquidity of the Portfolio's investments in determining whether a Tender Offer should be made by the Fund. See "Net Asset Value" for information with respect to the valuation of illiquid Corporate Loans and Corporate Debt Securities.

                           OTHER INVESTMENT POLICIES

The Fund and the Portfolio have adopted certain other policies as set forth below:

LEVERAGE. Each of the Fund and the Portfolio is authorized to borrow money in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings. Borrowings by the Fund and the Portfolio (commonly known as "leveraging") create an opportunity for greater total return but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. Neither the Fund nor the Portfolio has any current intention of borrowing to finance additional investments. See "Special Considerations and Risk Factors -- Effects of Leverage."

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to its permitted investments but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement, the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date usually is within seven days of the original purchase date. Repurchase agreements are deemed to be loans under the 1940 Act. In all cases, the Manager must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchases may have declined, the Portfolio could experience a loss.

                               Prospectus Page 19

                       GT GLOBAL FLOATING RATE FUND, INC.

LENDING OF PORTFOLIO SECURITIES. The Portfolio may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Portfolio, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Portfolio. Alternatively, if securities are delivered to the Portfolio as collateral, the Portfolio and the borrower negotiate a rate for the loaned premium to be received by the Portfolio for lending its portfolio securities. In either event, the total yield on the Portfolio is increased by loans of its securities. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Portfolio may pay reasonable finder's, administrative and custodial fees in connection with such loans. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Portfolio could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

"WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Portfolio may also purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Portfolio on such interests or securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Corporate Loans and Corporate Debt Securities and other portfolio debt securities at delivery may be more or less than their purchase price, and yield generally available on such interests or securities when delivery occurs may be higher than yields on the interests or securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or other liquid assets having an aggregate value equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase such interest or securities on such basis only with the intention of actually acquiring these interests or securities, but the Portfolio may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engaged in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Portfolio's assets which may be used to acquire securities on a "when issued" or delayed delivery" basis.

INTEREST RATE HEDGING TRANSACTIONS. Certain federal income tax requirements may limit the Portfolio's ability to engage in interest rate hedging transactions. Gains from transactions in interest rate hedges distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains. See "Taxes."

The Portfolio will enter into interest rate swaps in order to hedge all of its fixed rate Corporate Loans and Corporate Debt Securities against fluctuations in interest rates. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. For example, if the Portfolio holds a Corporate Loan or Corporate Security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Portfolio to offset a decline in the value of the Corporate Loan or Corporate Debt Security due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

Inasmuch as these interest rate hedging transactions are entered into for good faith hedging purposes, the Manager believes that such obligations do not constitute senior securities and, accordingly, will not

                               Prospectus Page 20

                       GT GLOBAL FLOATING RATE FUND, INC.
treat them as being subject to its borrowing restrictions. The Portfolio usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated accounted by the Portfolio's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Portfolio's obligations will be accrued on a daily basis, and the full amount of the Portfolio's obligations will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate hedging transaction unless the Manager considers the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto to be investment grade. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Portfolio's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, many portions of the swap market have become relatively liquid in comparison with other similar instruments traded in the interbank market. In addition, although the terms of interest rate swaps may provide for termination, there can be no assurance the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

The use of interest rate hedges is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

Except as noted above, there is no limit on the amount of interest rate hedging transactions that may be entered into by the Portfolio. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate hedges is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the Corporate Loan underlying an interest rate swap is prepaid and the Portfolio continues to be obligated to make payments to the other party to the swap, the Portfolio would have to make such payments from another source. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. Since interest rate transactions are individually negotiated, the Manager expects to achieve an acceptable degree of correlation between the Portfolio's rights to receive interest on Participation Interests and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

The following are fundamental investment restrictions of the Fund and the Portfolio and, prior to issuance of any preferred stock, may not be changed without the approval, respectively, of the holders of a majority of the Fund's or the Portfolio's outstanding shares of Common Stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock represented at a meeting at which more than 50% of the outstanding shares of Common Stock are represented or (ii) more than 50% of the outstanding shares). Subsequent to any issuance of a class of preferred stock, the following investment restrictions could not be changed without the approval of a majority of the outstanding shares of Common Stock and of the preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. The Fund and the Portfolio each may not:

                               Prospectus Page 21

                       GT GLOBAL FLOATING RATE FUND, INC.

1. Borrow money or issue senior securities, except as permitted by Section 18 of the 1940 Act.

2. Purchase or sell real estate; provided that the Fund and the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

3. Underwrite securities of other issuers except insofar as the Fund or the Portfolio may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

4. Make loans to other persons, except that the Fund and the Portfolio may invest in loans (including Assignments and Participations, and including secured or unsecured Corporate Loans), purchase debt securities, enter into repurchase agreements, and lend its portfolio securities.

5. Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the Fund and the Portfolio may each invest more than 25% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the Borrower, the Agent Bank and any Intermediate Participant (as defined under "Investment Objective and Policies -- Description of Participation Interests and Assignments").

6. Purchase any securities on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The purchase of Corporate Loans, Corporate Debt Securities, and other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin.

7. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options.

An additional investment restriction adopted by the Fund and the Portfolio, which may be changed by their respective Board of Directors or Board of Trustees, provides that neither the Fund nor the Portfolio may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund or the Portfolio except as may be necessary in connection with hedging techniques involving interest rate transactions, foreign currency swap transactions relating to non-U.S. dollar-denominated loans and permitted borrowings by the Fund and the Portfolio.

If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

--------------------------------------------------------------------------------

                           SPECIAL CONSIDERATIONS AND
                                  RISK FACTORS

--------------------------------------------------------------------------------

EFFECTS OF LEVERAGE. Each of the Fund and the Portfolio may borrow money in amounts up to 33 1/3% of the value of its total assets to finance tender offers, for temporary, extraordinary or emergency purposes, or, while neither the Fund nor the Portfolio has any current intention of doing so, for the purpose of financing additional investments. See "Tender Offers." The Fund also may issue one or more series of preferred shares, although it has no present intention to do so. The Portfolio or Fund, as the case may be, may borrow to finance additional investments or issue a class of preferred shares only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service and dividend obligations, associated therewith. However, to the extent such costs exceed the return on the additional investments, the return realized by the Fund's Common Stockholders will be adversely affected.

Capital raised through leverage will be subject to interest costs or dividend payments which may or may not exceed the interest on the assets purchased. The Fund and the Portfolio also may be required to maintain minimum average balances in

                               Prospectus Page 22

                       GT GLOBAL FLOATING RATE FUND, INC.
connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on shares of Common Stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock having priority over the Fund's Common Stock create an opportunity for greater income per share of Common Stock, but at the same time such borrowing or issuance is a speculative technique in that it will increase the Fund's exposure to capital risk. Such risks may be reduced through the use of borrowings and preferred stock that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the costs of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

The Fund intends to enter into an agreement with a financial institution ("Bank") providing for an unsecured, discretionary credit facility ("Facility"), the proceeds of which may be used to finance, in part, the payment for shares tendered in a Tender Offer by the Fund. The Facility will provide for the borrowing by the Fund of up to the lesser of $100,000,000 or 33 1/3% of the Fund's total assets, on an unsecured, uncommitted basis. Loans made under the Facility will bear interest at one of three rates, to be selected at the option of the Fund: (i) an Adjusted Eurodollar Rate, which is based on LIBOR plus a reserve percentage established by the Federal Reserve; (ii) a Base Rate, which is the greater of (a) the annual rate of interest announced from time to time by the Bank and (b) the federal funds effective rate, as established by the Federal Reserve, plus 1/2 of 1% per annum; and (iii) a Money Market Rate, which is quoted by the Bank as the fixed rate of interest at which it is willing to make a "money market" loan.

Under the 1940 Act, neither the Fund nor the Portfolio is permitted to incur indebtedness unless immediately after such incurrence the Fund or the Portfolio, as the case may be, has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

The Fund's and the Portfolio's willingness to borrow money for investment purposes, and the amount each will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Manager's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

CREDIT RISK. Corporate Loans and Corporate Debt Securities may constitute substantially all of the Portfolio's investments. Corporate Loans and Corporate Debt Securities are primarily dependent upon the creditworthiness of the Borrower for payment of interest and principal. The nonreceipt of scheduled interest or principal on a Corporate Loan or Corporate Debt Security may adversely affect the income of the Portfolio or the value of its investments, which may in turn reduce the amount of dividends or the net asset value of the shares of the Fund. The Portfolio's ability to receive payment of principal of and interest on a Corporate Loan or a Corporate Debt Security also depends upon the creditworthiness of any institution interposed between the Portfolio and the Borrower. To reduce credit risk, the Manager actively manages the Portfolio as described above.

Corporate Loans and Corporate Debt Securities made in connection with leveraged buy-outs, recapitalizations and other highly leveraged transactions are subject to greater credit risks than many of the other Corporate Loans and Corporate Debt Securities in which the Portfolio may invest. These credit risks include the possibility of a default on the Corporate Loan or Corporate Debt Security or bankruptcy of the Borrower. The value of such Corporate Loans and Corporate Debt Securities are subject to a greater degree of volatility in response to interest rate fluctuations and may be less liquid than other Corporate Loans and Corporate Debt Securities.

Although Corporate Loans and Corporate Debt Securities in which the Portfolio invests will generally hold the most senior position in the capitalization structure of the Borrowers, the capitalization of many Borrowers will include non-investment grade subordinated debt. During

                               Prospectus Page 23

                       GT GLOBAL FLOATING RATE FUND, INC.
periods of deteriorating economic conditions, a Borrower may experience difficulty in meeting its payment obligations under such bonds and other subordinated debt obligations. Such difficulties may detract from the Borrower's perceived creditworthiness or its ability to obtain financing to cover short-term cash flow needs and may force the Borrower into bankruptcy or other forms of credit restructuring.

COLLATERAL IMPAIRMENT. Corporate Loans and Corporate Debt Securities (excluding Unsecured Corporate Loans and Unsecured Corporate Debt Securities) will be secured unless (i) the Portfolio's security interest in the collateral is invalidated for any reason by a court or (ii) the collateral is fully released under the terms of a loan agreement as the creditworthiness of the Borrower improves. There is no assurance that the liquidation of collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that collateral could be readily liquidated. The value of collateral generally will be determined by reference to financial statements of the Borrower, an independent appraisal performed at the request of the Agent Bank at the time the Corporate Loan was initially made, the market value of such collateral (e.g., cash or securities) if it is readily ascertainable and/or by other customary valuation techniques considered appropriate in the judgment of the Manager. Collateral is generally valued on the basis of the Borrower's status as a going concern and such valuation may exceed the immediate liquidation value of the collateral.

Collateral may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Portfolio will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Corporate Loan or Corporate Debt Security to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In the case of Corporate Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In addition, the Portfolio may invest in Corporate Loans guaranteed by, or fully secured by assets of, such shareholders or owners, even if the Corporate Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Corporate Loan or Corporate Debt Security. On occasions when such stock cannot be pledged, the Corporate Loan or Corporate Debt Security will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Corporate Loan or Corporate Debt Security. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Corporate Loans.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolio's security interest in the Corporate Loan or Corporate Debt Security collateral or subordinate the Portfolio's rights under the Corporate Loan or Corporate Debt Security to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the Corporate Loan or Corporate Debt Security collateral to the Portfolio. For Corporate Loans or Corporate Debt Securities made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Corporate Loan or Corporate Debt Security were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolio's security interest in Corporate Loan or Corporate Debt Security collateral. If the Portfolio's security interest in Corporate Loan or Corporate Debt Security collateral is invalidated or the Corporate Loan or Corporate Debt Security is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Portfolio would be able to recover the full amount of the principal

                               Prospectus Page 24

                       GT GLOBAL FLOATING RATE FUND, INC.
and interest due on the Corporate Loan or Corporate Debt Security.

INVESTMENTS IN LOWER QUALITY SECURITIES. The Portfolio may invest all or substantially all of its assets in Corporate Loans, Corporate Debt Securities or other securities that are rated below investment grade by Moody's, comparably rated by another NRSRO, or, if unrated, deemed by the Manager to be of equivalent quality. Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated Ba or B by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Securities rated Ba and lower are the equivalent of high yield, high risk bonds, commonly known as "junk bonds," and involve a high degree of risk. The Manager does not expect to invest in any securities rated lower than B3 at the time of investment. In the event of a downgrade in Corporate Loans or Corpoate Debt Securities, the Manager will consider whether it will dispose of such Corporate Loan or Corporate Debt Security.

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Appendix -- Ratings of Securities" for a full discussion of Moody's ratings.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. During an economic downturn or a sustained period of rising interest rates, issuers of lower quality debt securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS. In the event of an increase in short-term rates or other changed market conditions to the point where the Fund's or the Portfolio's leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, the Portfolio may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of Common Stock.

FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor should be aware that the Fund, unlike other investment companies that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a DE MINIMIS amount of cash). Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated investment companies or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in other funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares.

The Board of Directors of the Fund has considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Directors believe that the structure offers opportunities for substantial growth in the assets of the Portfolio and affords the potential for economies of scale for the Fund.

The Fund may withdraw (redeem) all or any part of its interest in the Portfolio only pursuant to tender offers by the Portfolio. The Portfolio's Board of Trustees presently intends each quarter to consider the making of such tender offers. However, there can be no assurance that the Portfolio's Board of

                               Prospectus Page 25

                       GT GLOBAL FLOATING RATE FUND, INC.
Trustees will, in fact, decide to undertake the making of such a tender offer. See "Tender Offers." If the Fund withdraws all of its assets from the Portfolio, or the Board of Directors of the Fund determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Directors would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all of its assets from the Portfolio. Of course, a complete withdrawal of Fund assets could be accomplished only pursuant to a Portfolio tender offer.

Smaller investors in the Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws a significant amount of assets from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may hold fewer securities, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured mutual funds that have large or institutional investors.

Funds that invest all their assets in interests in a separate investment company are a relatively new development in the investment company industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.

Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund stockholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund stockholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio Loans and noncash assets (as opposed to a cash distribution from the Portfolio). If Loans and noncash assets are distributed, the Fund could incur brokerage, tax or other charges in converting them to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments and will adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting stockholder redemption requests, such as borrowing.

                               Prospectus Page 26

                       GT GLOBAL FLOATING RATE FUND, INC.

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

The Fund continuously offers its shares of Common Stock through GT Global, Inc. ("GT Global" or the "Distributor") and other securities dealers that have entered into selected dealer agreements with the Distributor. During any continuous offering of the Fund's Common Stock, shares of the Fund may be purchased from the Distributor or selected dealers, or by mailing a purchase order directly to GT Global Investor Services, Inc. (the "Transfer Agent").

The Fund offers its shares at a price equal to the next determined net asset value per share without a front-end sales charge. The applicable offering price for purchase orders is based on the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distributor is required to advise the Fund promptly of all purchase orders and cause payments for shares of Common Stock to be delivered promptly to the Fund.

Due to the administrative complexities associated with a continuous offering, administrative errors may result in the Distributor or an affiliate inadvertently acquiring nominal numbers (in no event in excess of 5% of the shares of Common Stock) of shares of Common Stock which it may wish to resell. Such shares of Common Stock will not be subject to any investment restriction and may be resold pursuant to this Prospectus.

The Distributor compensates selected dealers at a rate of 3.0% of amounts sold. If the shares remain outstanding after thirteen months from the date of their original purchase, the Distributor will additionally compensate such dealers quarterly at an annual rate based on a percentage of the value of such shares sold by such dealers and remaining outstanding, in accordance with the following schedule:

                                  ANNUAL COMPENSATION AS A
YEAR AFTER DATE                    PERCENTAGE OF VALUE OF
OF ORIGINAL PURCHASE                 SHARES OUTSTANDING
-------------------------------  ---------------------------
First..........................                0.00%
Second.........................                0.10%
Third..........................                0.15%
Fourth.........................                0.20%
Fifth and following............                0.25%

The compensation paid to selected dealers and the Distributor, including the compensation paid at the time of purchase, the quarterly payments mentioned above and the early withdrawal charge, if any, will not in the aggregate exceed the applicable limit, as determined from time to time by the National Association of Securities Dealers, Inc. ("NASD").

                               Prospectus Page 27

                       GT GLOBAL FLOATING RATE FUND, INC.

                                 TENDER OFFERS

--------------------------------------------------------------------------------

In recognition of the possibility that a secondary market for the Fund's shares will not exist, the Fund may take actions that will provide liquidity to stockholders. The Fund may from time to time make Tender Offers, i.e., offers to repurchase all or a portion of its shares of Common Stock from stockholders at a price per share equal to the net asset value per share of the Common Stock determined at the close of business on the day an offer terminates. Commencing in the third quarter of 1997, the Board of Directors will consider each quarter the making of Tender Offers. There can be no assurance that the Board will decide to undertake the making of a Tender Offer in any particular quarter. In addition, any partial Tender Offer by the Fund may result in a proration of the shares repurchased from the Fund's Common Stockholders who participate in the Tender Offer. Subject to the Fund's investment restriction with respect to borrowings, the Fund may borrow money to finance the repurchase of shares pursuant to any Tender Offers. See "Special Considerations and Risk Factors -- Effects of Leverage" and "Investment Restrictions."

The Fund's assets consist primarily of its interest in the Portfolio. Therefore, in order to finance the repurchase of Fund shares pursuant to Tender Offers, the Fund will find it necessary to liquidate all or a portion of its interest in the Portfolio. Because interests in the Portfolio may not be transferred, the Fund may withdraw a portion of its interest only pursuant to tender offers by the Portfolio. The Fund will not conduct a Tender Offer for Fund shares unless the Portfolio simultaneously conducts a tender offer for Portfolio interests. The Portfolio's Trustees presently intend each quarter to consider the making of such tender offers. However, there are no assurances that the Portfolio's Board of Trustees will, in fact, decide to undertake the making of such a tender offer. The Fund cannot make a Tender Offer larger than a tender offer made by the Portfolio. The Portfolio will make tender offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Portfolio's offers. Subject to the Portfolio's investment restriction with respect to borrowings, the Portfolio may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such tender offer.
The Fund expects that ordinarily there will be no secondary market for the Fund's Common Stock and that periodic Tender Offers will be the only source of liquidity for Fund stockholders. Nevertheless, if a secondary market develops for the Common Stock of the Fund, the market price of the shares may vary from net asset value from time to time. Such variance may be affected by, among other factors, relative demand and supply of shares and the performance of the Fund, especially as it affects the yield on and net asset value of the Common Stock of the Fund. A Tender Offer for shares of Common Stock of the Fund at net asset value is expected to reduce any spread between net asset value and market price that may otherwise develop. However, there can be no assurance that such action would result in the Fund's Common Stock trading at a price that equals or approximates net asset value.

Although the Board of Directors believes that the Tender Offers generally would be beneficial to holders of the Fund's Common Stock, the acquisition of shares of Common Stock by the Fund will decrease the total assets of the Fund and therefore have the likely effect of increasing the Fund's expense ratio (assuming such acquisition is not offset by the issuance of additional shares of Common Stock). Furthermore, to the extent the Fund borrows to finance the making of Tender Offers, interest on such borrowings reduce the Fund's net investment income.

It is the Board of Directors' announced policy, which may be changed by the Board, not to repurchase shares pursuant to a Tender Offer if (1) such repurchases would terminate the Fund's status as a RIC under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund); (2) the Portfolio would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to repurchase Common Stock tendered pursuant to the Tender Offer; or (3) there is, in the Board's judgment, any (a) legal

                               Prospectus Page 28

                       GT GLOBAL FLOATING RATE FUND, INC.
action or proceeding instituted or threatened challenging the Tender Offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, which is material to the Fund, (c) limitation imposed by federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund, or (e) other event or condition which would have a material adverse effect on the Fund or its stockholders if shares of Common Stock tendered pursuant to the Tender Offer were purchased. Thus, there can be no assurance that the Board will proceed with any Tender Offer. The Board of Directors may modify these conditions in light of circumstances existing at the time. If the Board of Directors determines to repurchase the shares of Common Stock pursuant to a Tender Offer, such repurchases could significantly reduce the asset coverage of any borrowing or outstanding senior securities. The Fund may not repurchase shares of Common Stock to the extent such repurchases would result in the asset coverage with respect to such borrowing or senior securities being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to repurchase all shares of Common Stock tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities to maintain the required asset coverage. See "Special Considerations and Risk Factors -- Effects of Leverage." In addition, the amount of shares of Common Stock for which the Fund makes any particular Tender Offer may be limited for the reasons set forth above or in respect of other concerns related to liquidity of the Portfolio.

In conducting any Tender Offers, the Fund expects to rely on a rule promulgated by the Securities and Exchange Commission that requires, among other things, that there not be a widely available secondary market for the Fund's Common Stock. In the event that circumstances arise under which the Fund does not conduct the Tender Offers regularly, the Board of Directors would consider alternative means of providing liquidity for holders of Common Stock. Such action would include an evaluation of any secondary market that then existed and a determination of whether such market provided liquidity for holders of Common Stock. If the Board of Directors determines that such market, if any, fails to provide liquidity for the holders of Common Stock, the Board expects that it will consider all then available alternatives to provide such liquidity. Among the alternatives that the Board of Directors may consider is the listing of the Fund's Common Stock on a major domestic stock exchange or on the Nasdaq Stock Market in order to provide such liquidity. The Board of Directors also may consider causing the Fund to repurchase its shares from time to time in open-market or private transactions when it can do so on terms that represent a favorable investment opportunity. In any event, the Board of Directors expects that it will cause the Fund to take whatever action it deems necessary or appropriate to provide liquidity for the holders of Common Stock in light of the facts and circumstances existing at such time.

To consummate a tender offer for the repurchase of interests in the Portfolio (which is necessary for the Fund to complete a Tender Offer), the Portfolio may be required to liquidate portfolio securities, and realize gains or losses, at a time when the Manager would otherwise consider it disadvantageous to do so. In such event gains may be realized on securities held for less than three months. In order for the Fund to qualify as a RIC under the Code, the Portfolio must limit such gains; and, accordingly, the amount of gain that the Portfolio could realize in the ordinary course of its portfolio management from sales of other securities held for less than three months would be reduced. This may adversely affect the Fund's yield. See "Taxes."

Each Tender Offer will be made and stockholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. The offering documents will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares by the Fund is a taxable event. See "Taxes." The Fund will pay all costs and expenses associated with the making of any Tender Offer. An Early Withdrawal Charge will be imposed on most shares accepted for tender that have been held for less than four years. See "Early Withdrawal Charge."

                               Prospectus Page 29

                       GT GLOBAL FLOATING RATE FUND, INC.

                            EARLY WITHDRAWAL CHARGE

--------------------------------------------------------------------------------

An Early Withdrawal Charge to recover distribution expenses incurred by the Distributor will be charged against the stockholder's investment account and paid to the Distributor in connection with most shares of Common Stock held for less than four years which are accepted by the Fund for repurchase pursuant to a Tender Offer in the manner described below. The Early Withdrawal Charge will be imposed on those shares of Common Stock accepted for tender based on an amount equal to the lesser of the then current net asset value of the shares of Common Stock or the original purchase price of the shares of Common Stock being tendered. Accordingly, the Early Withdrawal Charge is not imposed on increases in the net asset value above the initial purchase price. In addition, the Early Withdrawal Charge is not imposed on shares derived from reinvestments of dividends or capital gains distributions. In determining whether an Early Withdrawal Charge is payable, it is assumed that the acceptance of an offer to repurchase pursuant to a Tender Offer would be made from the earliest purchase of shares of Common Stock. The Early Withdrawal Charge imposed will vary depending on the length of time the Common Stock has been owned since purchase (separate purchases shall not be aggregated for these purposes), as set forth in the following table:

                                                   EARLY
             YEAR OF REPURCHASE                 WITHDRAWAL
               AFTER PURCHASE                     CHARGE
           ----------------------             ---------------
First.......................................           3.0%
Second......................................           2.5%
Third.......................................           2.0%
Fourth......................................           1.0%
Fifth and following.........................           0.0%

In determining whether an Early Withdrawal Charge is applicable to a tender of shares of Common Stock, the calculation will be determined in the manner that results in the lowest possible amount being charged. Therefore, it will be assumed that the tender is first of shares of Common Stock held for over four years and shares of Common Stock acquired pursuant to reinvestment of dividends or distributions and then of shares of Common Stock held longest during the three-year period. The Early Withdrawal Charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.
EXAMPLE:
Assume an investor purchased 1,000 shares of Common Stock (at a cost of $10,000) and in the second year after purchase, the net asset value per share is $10.15 and, during such time, the investor has acquired 100 additional shares of Common Stock upon dividend reinvestment. If at such time the investor makes his first redemption of 500 shares of Common Stock (proceeds of $5,075), 100 shares will not be subject to the Early Withdrawal Charge because of dividend reinvestment. With respect to the remaining 400 shares of Common Stock, the Early Withdrawal Charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $0.15 per share. Therefore, $4,000 of the $5,075 redemption proceeds will be charged at a rate of 2.5% (the applicable rate in the second year after purchase).

                               Prospectus Page 30

                       GT GLOBAL FLOATING RATE FUND, INC.

                                   MANAGEMENT

--------------------------------------------------------------------------------

Each of the Fund's Board of Directors and the Portfolio's Board of Trustees has overall responsibility for the operation of the Fund and the Portfolio, respectively. Pursuant to such responsibility, each Board has approved contracts with various financial organizations to provide, among other things, day-to-day management services required by the Fund and the Portfolio.

INVESTMENT MANAGEMENT

The Investment Management and Administration Contract provides that, subject to the direction of the Board of Trustees of the Portfolio, the Manager is responsible for the management and administration of the Portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Trustees of the Portfolio.

In providing investment management for the Portfolio, the Manager considers analyses from various sources, makes the necessary investment decisions, and places orders for transactions accordingly. For the services provided by the Manager under the Investment Management and Administration Contract, the Portfolio pays a monthly fee at an annual rate of 0.95% of the Portfolio's average daily net assets (i.e., the average daily value of the total assets of the Portfolio, minus the sum of accrued liabilities of the Portfolio). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Portfolio for each day during the month.

The Portfolio is managed by the following investment professionals who comprise the Manager's Senior Secured team. While Stephen Alfieri has primary responsibility for the day-to-day management of the Portfolio, all of the individuals listed below have significant input into the Portfolio's investments.

NAME                         TITLE                   BUSINESS EXPERIENCE
---------------------------  ----------------------  ------------------------------------------------------------------
Stephen M. Alfieri           Managing Director       Portfolio Manager and Research Analyst for the Manager since 1992.
                                                      Mr. Alfieri was associated with Manufacturers Hanover Trust
                                                      Company (now Chase Manhattan Bank) from 1986 to 1992, where he served in a variety of capacities in the Acquisition Finance
                                                      Group.
Christopher E. Jansen        Managing Director       Portfolio Manager and Research Analyst for the Manager since 1990.
                                                      From 1983 to 1990, Mr. Jansen worked in the Acquisition Finance
                                                      Group at Manufacturers Hanover Trust Company (now Chase Manhattan
                                                      Bank), where he specialized in the structuring and negotiation of highly leveraged financings.
Christopher A. Bondy         Vice President          Senior Secured Loan Research Analyst for the Manager since 1993.
                                                      From 1988 to 1993, Mr. Bondy held a variety of positions with The
                                                      Bank of Tokyo Trust Company. From 1986 to 1988, Mr. Bondy was a
                                                      Statistical Analyst with Moody's Investors Service, Inc.
Gregory L. Smith             Vice President          Senior Secured Loan Research Analyst for the Manager since 1995.
                                                      Mr. Smith was a Vice President for Continental Bank/Bank of
                                                      America from 1993 to 1995 and he held a variety of positions with
                                                      Chemical Bank (now Chase Manhattan Bank) from 1986 to 1993.

Pursuant to a Sub-Advisory and Sub-Administration Agreement between the Manager and Chancellor LGT, the latter acts as the investment sub-adviser and administrator of the Portfolio. Chancellor LGT, located at 50 California Street, San Francisco, CA 94111 and 1166 Avenue of the Americas, New York, NY 10036, is the investment sub-adviser with respect to certain of the Portfolio's assets, as determined by the Manager (the "Sub-Advised Assets"). It is anticipated that the Sub-Advised Assets will consist of the Portfolio's cash and cash equivalents and short-term investment grade debt obligations, but may also include other asset classes. With respect to the Sub-Advised Assets, Chancellor LGT

                               Prospectus Page 31

                       GT GLOBAL FLOATING RATE FUND, INC.
has responsibility for making decisions to buy, sell or hold a particular security, subject to review by the Board of Trustees of the Portfolio. In providing investment sub-advisory services for the Portfolio, Chancellor LGT considers analyses from various sources, makes the necessary investment decisions, and places orders for transactions accordingly. Chancellor LGT also provides all administrative services to the Portfolio, including assistance in the preparation of filings with the SEC and other regulatory bodies and supervision of custodial, accounting and other services by third party service providers. The Manager (and not the Fund or the Portfolio) pays Chancellor LGT a monthly fee for investment sub-advisory and sub-administration services at the annual rate of 0.95% of the Portfolio's average daily net assets delegated to it.

Daniel S. Baldwin, Jr. provides day-to-day management of the Sub-Advised Assets of the Portfolio. Mr. Baldwin has been a Managing Director of Chancellor LGT since November 1, 1996, and was a Managing Director of Chancellor Capital Management, Inc. from 1985 through October 31, 1996. From 1982 to 1984, Mr. Baldwin was Chief Investment Officer at First Pyramid Life. Prior thereto, Mr. Baldwin was a Portfolio Manager at First Variable Life from 1977 to 1982, and a Portfolio Manager with Union Planters National Bank from 1974 to 1977. Mr. Baldwin is also a member of the board of directors of the Manager.

The Manager is a subsidiary of Chancellor LGT. As of December 31, 1996, the Manager had assets under management totaling approximately $3.3 billion and the Manager ranked as the largest institutional investment manager of the senior secured asset class. Chancellor LGT and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of the Manager are located at 1166 Avenue of the Americas, New York, NY 10036.

Chancellor LGT and its worldwide affiliates, including LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, comprise Liechtenstein Global Trust, formerly BIL GT Group Limited. Liechtenstein Global Trust is a provider of global asset management and private banking products and services to institutional and individual investors. Liechtenstein Global Trust in controlled by the Prince of Liechtenstein Foundation, which serves as a parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

As of December 31, 1996, Chancellor LGT and its worldwide asset management affiliates managed approximately $62.8 billion. In the United States, as of December 31, 1996, Chancellor LGT managed or administered approximately $9.7 billion of GT Global Mutual Funds. As of December 31, 1996, assets entrusted to Liechtenstein Global Trust totaled approximately $84 billion.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. to form Chancellor LGT. As of September 30, 1996, Chancellor Capital and its affiliates, including the Manager, were the 15th largest independent investment manager in the United States with approximately $33 billion in assets under management. Chancellor Capital specialized in public and private U.S. equity and fixed income portfolio management for over 300 U.S. institutional clients.

The Administration Agreement provides that, subject to the direction of the Board of Directors of the Fund, Chancellor LGT performs certain administrative services for the Fund. Chancellor LGT furnishes corporate officers and clerical staff, provides office space, services and equipment, prepares or assists in the preparation of reports and proxy materials to stockholders and filings with the SEC and other regulatory bodies, and supervises the provision of custodial, accounting and other services by third party service providers. The Fund pays administration fees at the annualized rate of 0.25% of the Fund's average daily net assets.

Unless earlier terminated as described below, the Portfolio's Investment Management and Administration Contract, the Portfolio's Sub-Advisory and Sub-Administration Agreement, and the Fund's Administration Agreement will remain in effect for two years from the date of this Prospectus and from year to year thereafter if approved annually (a) by the Board of Directors/Trustees of the Fund and the Portfolio or by a majority of the outstanding shares of the Fund and the Portfolio, and (b) by a majority of the Directors/Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

Chancellor LGT also serves as the Fund's and the Portfolio's pricing and accounting agent. Each of the Fund and the Portfolio pays a monthly fee to Chancellor LGT for these services at the annualized rate, respectively, of .02% and .01% of their average daily net assets.

                               Prospectus Page 32

                       GT GLOBAL FLOATING RATE FUND, INC.

                        DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

The Directors and executive officers of the Fund, their ages and their principal occupations during the last five years are set forth below.

NAMES, POSITION(S) WITH THE              PRINCIPAL OCCUPATIONS AND BUSINESS
FUND AND ADDRESS                         EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------
William J. Guilfoyle*, 38                Director, LGT Asset Management, Inc. since 1996; Director, G.T. Insurance
Director, Chairman of the Board and      Agency ("G.T. Insurance") since 1996; Member, Liechtenstein Global Trust AG
President                                (holding company of the various international LGT companies) Advisory Board
50 California Street                     since January 1996; President, GT Global since 1995; President and Chief
San Francisco, CA 94111                  Executive Officer, G.T. Insurance since 1995; Senior Vice President and
                                         Director, Sales and Marketing, G.T. Insurance from April 1995 to November
                                         1995; Vice President and Director of Marketing, GT Global from 1987 to 1995;
                                         Senior Vice President, Retail Marketing, G.T. Insurance from 1993 to 1995; and
                                         Vice President, G.T. Insurance from 1992 to 1993. Mr. Guilfoyle also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by Chancellor LGT.

C. Derek Anderson, 55                    Chief Executive Officer, Anderson Capital Management, Inc.; Chairman and Chief
Director                                 Executive Officer, Plantagenet Holdings, Ltd. from 1991 to present; Director,
220 Sansome Street                       Munsingwear, Inc.; and Director, American Heritage Group Inc. and various
Suite 400                                other companies. Mr. Anderson also is a director or trustee of each of the
San Francisco, CA 94104                  other investment companies registered under the 1940 Act that is managed or administered by Chancellor LGT.

Frank S. Bayley, 57                      Partner with Baker & McKenzie (a law firm); Director and Chairman, C.D.
Director                                 Stimson Company (a private investment company); and Trustee, Seattle Art
Two Embarcadero Center                   Museum. Mr. Bayley also is a director or trustee or each of the other
Suite 2400                               investment companies registered under the 1940 Act that is managed or
San Francisco, CA 94111                  administered by Chancellor LGT.

Arthur C. Patterson, 53                  Managing Partner, Accel Partners (a venture capital firm). He also serves as a
Director                                 director of various computing and software companies. Mr. Patterson also is a
One Embarcadero Center                   director or trustee of each of the other investment companies registered under
Suite 3820                               the 1940 Act that is managed or administered by Chancellor LGT.
San Francisco, CA 94111

Ruth H. Quigley, 61                      Private investor; and President, Quigley Friedlander & Co., Inc. (a financial
Director                                 advisory services firm) from 1984 to 1986. Ms. Quigley also is a director or
1055 California Street                   trustee or each of the other investment companies registered under the 1940
San Francisco, CA 94108                  Act that is managed or administered by Chancellor LGT.

Robert G. Wade, Jr.*, 69                 Consultant to Chancellor LGT; Chairman of the Board of Chancellor Capital
Director                                 Management, Inc. from January 1995 to October 1996; President, Chief Executive
1166 Avenue of the Americas              Officer and Chairman of the Board of Chancellor Capital Management, Inc. from
New York, NY 10036                       1988 to January 1995. Mr. Wade also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by Chancellor LGT.

--------------
* Mr. Guilfoyle and Mr. Wade are "interested persons" of the Fund as defined by the 1940 Act due to their affiliation with the LGT companies.

                               Prospectus Page 33

                       GT GLOBAL FLOATING RATE FUND, INC.

NAMES, POSITION(S) WITH THE              PRINCIPAL OCCUPATIONS AND BUSINESS
FUND AND ADDRESS                         EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------
James R. Tufts, 38                Chief Information Officer for Chancellor LGT since October
Vice President and Chief          1996; President, GT Services since 1995; Senior Vice President
Financial Officer                 -- Finance and Administration, GT Global, GT Services and G.T.
50 California Street              Insurance, from 1994 to 1995; Senior Vice President -- Finance
San Francisco, CA 94111           and Administration, LGT Asset Management from 1994 to October
                                  1996; Vice President -- Finance, LGT Asset Management, GT
                                  Global and GT Services from 1990 to 1994; Vice President --
                                  Finance, G.T. Insurance from 1992 to 1994; and Director of LGT
                                  Asset Management, GT Global and GT Services since 1991.
Kenneth W. Chancey, 51            Vice President -- Mutual Fund Accounting, Chancellor LGT since
Vice President and                1992; and Vice President, Putnam Fiduciary Trust Company from
Principal Accounting Officer      1989 to 1992.
50 California Street
San Francisco, CA 94111

Helge K. Lee, 50                  Executive Vice President, Asset Management Division,
Vice President                    Liechtenstein Global Trust since October 1996; Senior Vice
1166 Avenue of the Americas       President, LGT Asset Management, GT Global, GT Services and
New York, NY 10036                G.T. Insurance from February 1996 to October 1996; Vice
                                  President, LGT Asset Management, GT Global, GT Services and
                                  G.T. Insurance from May 1994 to February 1996; General Counsel,
                                  LGT Asset Management, GT Global, GT Services and G.T. Insurance
                                  from May 1994 to October 1996; Secretary, LGT Asset Management,
                                  GT Global, GT Services and G.T. Insurance from May 1994 to
                                  October 1996; Senior Vice President, General Counsel and
                                  Secretary, Strong/Corneliuson Management, Inc.; and Secretary,
                                  each of the Strong Funds from October 1991 to May 1994.
Daniel R. Waltcher, 33            Vice President and Senior Counsel, Chancellor LGT since July
Assistant Secretary               1995; Associate, Simpson Thacher & Bartlett from September 1989
1166 Avenue of the Americas       through June 1995.
New York, NY 10036

                         ------------------------------

The Board of Directors of the Fund has an Audit Committee, comprised of Miss Quigley, and Messrs. Anderson, Bayley and Patterson, which is responsible for reviewing and evaluating the audit function, including recommending firms to serve as independent auditors of the Fund. Each of the officers of the Fund is also an officer of each of the other investment companies registered under the 1940 Act that are managed or administered by Chancellor LGT. The Fund pays each Director who is not a director, officer or employee of the Manager or any affiliated company $5,000 a year, plus $300 for each meeting of the Board attended by the Director, and reimburses travel and other expenses incurred in connection with attending Board meetings. Other Directors and officers receive no compensation or expense reimbursement from the Fund. Because the Fund has not yet commenced operations, no Director or officer of the Fund owns any shares of the Fund. The Fund requires no employees since the Manager and other third-party service providers perform substantially all of the services necessary for the Fund's operations.

                               Prospectus Page 34

                       GT GLOBAL FLOATING RATE FUND, INC.

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

Subject to policies established by the Portfolio's Board of Trustees, the Manager is responsible for the execution of the Portfolio's transactions and the selection of brokers and dealers who execute such transactions on behalf of the Fund. In executing transactions for the Portfolio, the Manager seeks the best net results for the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Manager generally seeks reasonable competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. The Portfolio has no obligation to deal with any broker or dealer or group of brokers in the execution of portfolio transactions.

Consistent with the interests of the Portfolio, the Manager may select brokers to execute the Portfolio's portfolio transactions on the basis of the research and brokerage services they provide to the Manager for its use in managing the Portfolio and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Manager under the Investment Management Contract (defined above). A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Manager determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Manager to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits received by the Portfolio over the long term.

Investment decisions for the Portfolio and for other investment accounts managed by the Manager are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts including the Portfolio. In such cases, purchases or sales are allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases the Manager believes that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

The Portfolio contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are members of Liechtenstein Global Trust. The Portfolio's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Portfolio engages in trading when the Manager has concluded that the sale of a security owned by the Portfolio and/or the purchase of another security can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Portfolio's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

The Portfolio's portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Manager deems portfolio changes appropriate. Although the Portfolio generally does not intend to trade for short-term profits, the securities held by the Portfolio will be sold whenever

                               Prospectus Page 35

                       GT GLOBAL FLOATING RATE FUND, INC.
the Manager believes it is appropriate to do so, without regard to the length of time a particular security may have been held. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of the Portfolio's securities for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Portfolio during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Portfolio will bear directly.

--------------------------------------------------------------------------------

                       DIVIDENDS AND OTHER DISTRIBUTIONS

--------------------------------------------------------------------------------

The Fund intends to distribute substantially all of its net investment income, which consists generally of its share of the Portfolio's net investment income, reduced by interest on the Fund's borrowings and dividends or interest on its senior securities, if any. Dividends from such income are declared daily and paid monthly to holders of Common Stock. The Fund anticipates that it will begin paying dividends approximately 45 days after the conclusion of the subscription period. Substantially all of the Fund's share of the Portfolio's net realized long-and short-term capital gains, if any, are distributed at least annually to Common Stockholders. Shares of Common Stock accrue dividends as long as they are issued and outstanding (i.e., from the settlement date of a purchase order to the settlement date of a Tender Offer).

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence it has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of its capital stock or purchase any such capital stock unless it has, at the time of the declaration of any such distribution or at the time of any such purchase, asset coverage of at least 300% of the aggregate indebtedness after deducting the amount of such distribution, or purchase price, as the case may be. This latter limitation -- and a limitation on the Fund's ability to declare any cash dividends or other distributions on the Common Stock while any shares of preferred stock are outstanding -- could under certain circumstances impair its ability to maintain its qualification for taxation as a RIC. See "Special Considerations and Risk Factors -- Effects of Leverage" and "Taxes."

Dividends and other distributions to Common Stockholders may be automatically reinvested in shares of Common Stock pursuant to the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan." Dividends and other distributions will be taxable to stockholders whether they are so reinvested in shares of the Fund or received in cash. See "Taxes."

--------------------------------------------------------------------------------

                                     TAXES

--------------------------------------------------------------------------------

TAXATION OF THE FUND
The Fund intends to qualify for the special tax treatment afforded RICs under Subchapter M of the Code. To qualify for that treatment, the Fund must distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains, and net gains from certain foreign currency transactions) and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies; (2) the Fund must derive less than 30% of

                               Prospectus Page 36

                       GT GLOBAL FLOATING RATE FUND, INC.
its gross income each taxable year from the sale or other disposition of securities, or foreign currencies that are not directly related to its principal business of investing in securities, held for less than three months; and (3) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities) of any one issuer.

The Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC. In each taxable year that it so qualifies, the Fund (but not its stockholders) will not be subject to federal income tax on that part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss derived from the sale of securities or from certain transactions in interest rate swaps) that it distributes to its stockholders.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

See the next section for a discussion of the tax consequences to the Fund of certain transactions engaged in by the Portfolio.

TAXATION OF THE PORTFOLIO
The Portfolio will be treated as a partnership for federal income tax purposes and will not be a "publicly traded partnership." As a result, the Portfolio will not be subject to federal income tax; instead, the Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. The Portfolio also will not be subject to state income or franchise tax.

Because, as noted above, the Fund will be deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, the Portfolio intends to conduct its operations so that the Fund will be able to satisfy all those requirements.

Distributions to the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal in connection with a tender offer by the Portfolio or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

Interest received by the Portfolio may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of investment

                               Prospectus Page 37

                       GT GLOBAL FLOATING RATE FUND, INC.
company taxable income available to the Fund for distribution to its stockholders.

The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Portfolio to treat payments received under such arrangements as ordinary income and to amortize payments under certain circumstances. The Portfolio will limit its activity in this regard in order to enable the Fund to maintain its qualification as a RIC.

TAXATION OF THE STOCKHOLDERS
Dividends paid by the Fund from its investment company taxable income, whether received in cash or reinvested in Fund shares pursuant to the Plan, are taxable to its stockholders as ordinary income to the extent of its earnings and profits. (Any distributions in excess of the Fund's earnings and profits first will reduce the adjusted tax basis of a holder's Common Stock and, after that basis is reduced to zero, will constitute capital gains to the stockholder, assuming the Common Stock is held as a capital asset.) Distributions, if any, from the Fund's net capital gain, when designated as such, are taxable to its stockholders as long-term capital gains, regardless of the length of time they have owned their Fund shares and whether received by them in cash or reinvested in Fund shares pursuant to the Plan. The Fund annually will provide its stockholders with a written notice designating the amounts of any capital gain distributions.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Distributions by the Fund generally will not be eligible for the dividends-received deduction allowed to corporations. Dividends and other distributions declared by the Fund in, and payable to stockholders of record as of a date in, October, November, or December of any year will be deemed to have been paid by the Fund and received by the stockholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to stockholders for the year in which that December 31 falls.

The Fund must withhold 31% from dividends, capital gain distributions, and proceeds from sales of Common Stock pursuant to a Tender Offer, if any, payable to any individuals and certain other noncorporate stockholders who have not furnished to the Fund a correct taxpayer identification number ("TIN") or a properly completed claim for exemption on Form W-8 or W-9 ("backup withholding"). Withholding at that rate also is required from dividends and capital gain distributions payable to such stockholders who otherwise are subject to backup withholding. When establishing an account, an investor must certify under penalty of perjury that the investor's TIN is correct and that the investor is not otherwise subject to backup withholding.

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the reinvestment of distributions under the Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Dividends paid by the Fund to a stockholder who, as to the United States, is a nonresident alien individual or nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign stockholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign stockholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic stockholders will apply. Distributions of net capital gain are not subject to withholding, but in the case of a foreign stockholder who is a nonresident alien individual, those distributions ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate) if the individual is physically present in the United States for more than 182 days during the taxable year and the distributions are attributable to a fixed place of business maintained by the individual in the United States. Foreign stockholders are urged to consult their own tax advisers concerning the applicability of this withholding tax.

TENDER OFFERS
A holder of Common Stock who, pursuant to any Tender Offer, tenders all shares of Common Stock owned by such stockholder and any shares considered owned thereby under attribution rules contained in the Code will realize a taxable gain or loss depending upon such stockholder's basis for the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets and will be long-term or short-term depending on the stockholder's holding period for the shares.

                               Prospectus Page 38

                       GT GLOBAL FLOATING RATE FUND, INC.

Different tax consequences may apply to tendering and non-tendering holders of Common Stock in connection with a Tender Offer, and these consequences will be disclosed in the related offering documents. For example, if a tendering holder of Common Stock tenders less than all shares owned by or attributed to such stockholder, and if the payment to such stockholder does not otherwise qualify as a sale or exchange, the proceeds received will be treated as a taxable dividend, a return of capital, or capital gain depending on the Fund's earnings and profits and the stockholder's basis for the tendered shares. Also, there is a risk that non-tendering holders of Common Stock may be considered to have received a deemed distribution that may be a taxable dividend in whole or in part. Holders of Common Stock may wish to consult their tax advisers prior to tendering.

                                 *  *  *  *  *

The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its stockholders. For further information, reference should be made to the pertinent Code sections and the regulations promulgated thereunder, which are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Investors are urged to consult their tax advisers regarding specific questions as to federal, state, local, or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

Pursuant to the Plan, each stockholder will be deemed to have elected to have all dividends and other distributions, net of any applicable withholding taxes, automatically reinvested in additional shares of Common Stock, newly issued by the Fund, unless GT Global Investor Services, Inc., the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the stockholder in writing. Such dividends and distributions will be reinvested in shares of Common Stock at the net asset value per share next determined on the payable date of such dividend or distribution. Each stockholder may also elect to have all dividends and/or other distributions automatically reinvested in Class B shares of certain open-end investment companies managed by Chancellor LGT ("GT Global Funds"). Automatic reinvestments in shares of a GT Global Fund are made at net asset value without imposition of a sales charge. Reinvestments in a GT Global Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a shareholder at any time; to be effective with respect to a distribution, the shareholder or the shareholder's broker must contact the Plan Agent by mail or telephone at least 15 business days prior to the payment date.

Stockholders who do not participate in the Plan will receive all dividends and other distributions in cash, net of any applicable withholding taxes, paid in U.S. dollars by check mailed directly to the stockholder by GT Global Investor Services, Inc., as dividend-paying agent. Stockholders who do not wish to have dividends and other distributions automatically reinvested should notify the Plan Agent at California Plaza, 2121 N. California Boulevard, Suite 450, Walnut Creek, California 94596. Dividends and other distributions with respect to shares of Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker-dealer or nominee or the stockholder elects to receive dividends and other distributions in cash. A stockholder whose shares of Common Stock are held by a broker-dealer or nominee that does not provide a dividend reinvestment service may be required to have his shares of Common Stock registered in his own name to participate in the Plan. Similarly, a stockholder may be unable to transfer his account to certain broker-dealers and continue to participate in the Plan. Investors who own shares of Common Stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

The Plan Agent will maintain all participant accounts in the Plan and furnish written confirmations of all transactions in the accounts, including

                               Prospectus Page 39

                       GT GLOBAL FLOATING RATE FUND, INC.
information needed by participants for personal and tax records. Shares of Common Stock in the account of each participant may be held by the Plan Agent in non-certificated form in the name of the Plan Agent or the Plan Agent's nominee, and each stockholder's proxy will include those shares of Common Stock purchased pursuant to the Plan. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent.

In the case of a stockholder of record, such as a bank, broker-dealer or nominee, that holds shares of Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no charge to participants for reinvesting dividends or other distributions. The Plan Agent's fees for the handling of reinvestment of distributions will be paid by the Fund.

All registered holders of shares of Common Stock (other than brokers and nominees) will be mailed information regarding the Plan, including a form with which they may elect to terminate a participation in the Plan and receive further dividends and other distributions in cash. An election to terminate participation in the Plan must be made in writing to the Plan Agent and should include the stockholder's name and address as they appear on the share certificate. An election to terminate, until such election is changed, will be deemed to be an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The receipt of dividends and other distributions in shares of Common Stock under the Plan will not relieve participants of any income tax (including withholding taxes) that may be payable on such distributions. See "Taxes."

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or other distribution paid subsequent to notice of the termination sent to the participants in the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, California Plaza, 2121 N. California Boulevard, Suite 450, Walnut Creek, California 94596.

--------------------------------------------------------------------------------

                           AUTOMATIC INVESTMENT PLAN

--------------------------------------------------------------------------------

Investors may purchase shares of the Fund's Common Stock through the GT Global Automatic Investment Plan. Under this Plan, an amount specified by the stockholder of $100 or more (or $25 for Individual Retirement Accounts, Code
Section 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts) on a monthly or quarterly basis will be sent to GT Global Investor Services, Inc. from the investor's bank for investment in the Fund. Participants in the Automatic Investment Plan should not elect to receive dividends or other distributions from the Fund in cash. Investors should contact their brokers or GT Global Investor Services, Inc. for more information.

                               Prospectus Page 40

                       GT GLOBAL FLOATING RATE FUND, INC.

                                   EXCHANGES

--------------------------------------------------------------------------------

The Fund may make available to stockholders who tender shares of the Fund's Common Stock pursuant to a Tender Offer the privilege of exchanging Fund shares at net asset value for Class B shares of certain open-end investment companies managed by Chancellor LGT ("GT Global Funds") that are subject to a contingent deferred sales charge. Any such exchange must be effected in connection with a stockholder's tender of Fund shares in a Tender Offer. No Early Withdrawal Charge will be imposed on stockholders choosing to exchange their Fund shares for shares of any such GT Global Fund; however, the exchanging stockholders will be subject to a contingent deferred sales charge on any such GT Global Fund equivalent to the Early Withdrawal Charge on Common Stock of the Fund. Thus, shares of such GT Global Fund may be subject to a contingent deferred sales charge upon a subsequent redemption from the GT Global Fund. The purchase of shares of such GT Global Fund will be deemed to have occurred at the time of the initial purchase of the Fund's Common Stock. Holders of Class B GT Global Fund shares will not be permitted to exchange those shares for shares of the Fund's Common Stock.

The prospectus for each GT Global Fund describes its investment objectives and policies. Shareholders can obtain, without charge, a prospectus by calling (800) 824-1580 and should consider these objectives and policies carefully before requesting an exchange. Each exchange must involve proceeds from Common Stock of the Fund that have a net asset value of at least $500. An exchange is a taxable event and may result in a taxable gain or loss.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

The net asset value per share of Common Stock is determined Monday through Friday as of 15 minutes after the close of regular trading on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open. The NYSE is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For purposes of determining the net asset value of a share of Common Stock, the Fund's uninvested assets plus its share of the value of the securities and any cash or other assets (including interest accumulated but not yet received) held by the Portfolio minus all liabilities (including accrued expenses) of the Fund and its share of all liabilities (including accrued expenses) of the Portfolio is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to the Manager, are accrued daily.

The Manager, subject to guidelines adopted and periodically reviewed by the Portfolio's Board of Trustees, values the Corporate Loans and Corporate Debt Securities at fair value, which approximates market value. In valuing a Corporate Loan or Corporate Debt Security, the Manager considers, among other factors, (i) the creditworthiness of the Borrower and any Intermediate Participants, (ii) the current interest rate, period until next interest rate reset and maturity of the Corporate Loan or Corporate Debt Security, (iii) recent prices in the market for instruments of similar quality, rate, period until next prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. The Manager believes that Intermediate Participants selling Corporate Loans or otherwise involved in a Corporate Loan transaction may tend, in valuing Corporate Loans for their own accounts, to be less sensitive to interest rate and credit quality changes and, accordingly, the Manager may not rely solely on such valuations in valuing the Corporate Loans for the Fund's account. In addition, because a secondary trading market in Corporate

                               Prospectus Page 41

                       GT GLOBAL FLOATING RATE FUND, INC.
Loans and Corporate Debt Securities has not yet fully developed, in valuing Corporate Loans and Corporate Debt Securities, the Manager may not rely solely on but may consider prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions in Corporate Loans and Corporate Debt Securities. To the extent that an active secondary market in Corporate Loans and Corporate Debt Securities develops to a reliable degree, or exists in respect of other loans or instruments deemed to be similar to Corporate Loans and Corporate Debt Securities, the Manager may rely to an increasing extent on such market prices and quotations in valuing the Corporate Loans and Corporate Debt Securities held by the Portfolio.

Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Portfolio, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Trustees of the Portfolio.

--------------------------------------------------------------------------------
                          DESCRIPTION OF CAPITAL STOCK

--------------------------------------------------------------------------------

The Fund is authorized to issue 1 billion shares of capital stock, $.001 par value, all of which is classified as Common Stock. Although it has no current intention of doing so, the Board of Directors of the Fund is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The description of the capital stock and the description under "Description of Capital Stock -- Certain Anti-Takeover Provisions of the Articles of Incorporation" are subject to the provisions contained in the Fund's Articles of Incorporation and Bylaws.

COMMON STOCK
Shares of the Common Stock have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The outstanding shares of Common Stock are, and those offered hereby, when issued, will be, fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.

As of the date of this Prospectus, LGT Asset Management, Inc. ("LGTAM"), GT Global and their affiliates hold a controlling interest in the Fund.

Shares of the Common Stock will be held in book-entry form unless physical certificates are requested in writing by a Common Stockholder.

                               Prospectus Page 42

                       GT GLOBAL FLOATING RATE FUND, INC.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION
The Fund presently has provisions in its Articles of Incorporation that have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's directors or stockholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of the Fund's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

(i) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

(ii) issuance of any securities of the Fund to any person or entity for cash;

(iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

(iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000).

A similar vote also would be required for any amendment of the Articles of Incorporation to convert the Fund to an open-end investment company by making any class of the Fund's capital stock a "redeemable security," as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets or the conversion of the Fund to an open-end investment company, the affirmative vote of the holders of a majority of the outstanding shares of the Fund's capital stock would nevertheless be required. Reference is made to the Articles of Incorporation of the Fund, on file with the SEC, for the full text of these provisions.

The provisions of the Articles of Incorporation described above and the Fund's right to make a tender offer for its shares could have the effect of depriving the stockholders of opportunities to sell their shares at a premium over net asset value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Stockholder. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interest of the Fund and its stockholders.

--------------------------------------------------------------------------------

                               YIELD INFORMATION

--------------------------------------------------------------------------------

From time to time the Fund may include its yield and/or total return for various specified time periods in advertisements or information furnished to present or prospective stockholders.

The yield of the Fund refers to the income generated by an investment in the Fund over a stated period. Yield is calculated by annualizing the most recent monthly distribution and dividing the product by the average maximum offering price.

                               Prospectus Page 43

                       GT GLOBAL FLOATING RATE FUND, INC.

The Fund also may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of the period.

The calculation of yield and total return does not reflect the imposition of any Early Withdrawal Charges or the amount of any stockholder's tax liability.

Yield and total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's yield is expected to fluctuate, and its total return will vary depending on market conditions, the Corporate Loans, Corporate Debt Securities and other securities comprising the Portfolio's investments, the Fund's and the Portfolio's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

On occasion, the Fund may compare its yield to (1) LIBOR, quoted daily in The Wall Street Journal, (2) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks,
(3) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (4) the average yield reported by the Bank Rate Monitor National Index-TM- for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas,
(5) yield data published by Lipper Analytical Services, Inc., or (6) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. As with yield quotations, yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

--------------------------------------------------------------------------------

                        CUSTODIAN, TRANSFER AND DIVIDEND
                         DISBURSING AGENT AND REGISTRAR

--------------------------------------------------------------------------------

State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, will serve as custodian of the Fund's assets held in the United States. Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. GT Global Investor Services, Inc. will serve as the Fund's transfer and dividend disbursing agent and registrar.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

LEGAL MATTERS
Certain legal matters in connection with the Common Stock offered hereby will be passed on for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C.

INDEPENDENT ACCOUNTANTS
The Fund's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns and consult with the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

FURTHER INFORMATION
Further information concerning the Common Stock and the Fund may be found in the Registration Statement, on file with the SEC.

                               Prospectus Page 44

                       GT GLOBAL FLOATING RATE FUND, INC.

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The Fund will send unaudited semiannual and audited annual financial statements of the Fund to stockholders, including a list of the portfolio of investments held by the Fund.

The financial statement included in this Prospectus has been included in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in auditing and accounting.

The audited Statement of Assets and Liabilities of the Fund as of March 14, 1997 appears on the following pages.

                               Prospectus Page 45

                       GT GLOBAL FLOATING RATE FUND, INC.

                        REPORT OF INDEPENDENT ACCOUNTANT

--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of GT Global Floating Rate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Floating Rate Fund, Inc. (the "Fund") as of March 14, 1997. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash held by the custodian as of March 14, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the net assets of the Fund as of March 14, 1997, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
MARCH 21, 1997

                               Prospectus Page 46

                       GT GLOBAL FLOATING RATE FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 14, 1997

--------------------------------------------------------------------------------

ASSETS
  Cash..............................................................................  $  100,000
                                                                                      ----------
  Deferred organization expenses (Note 2)...........................................  $  116,345
                                                                                      ----------

LIABILITIES
  Payable for deferred organization expenses (Note 2)...............................  $  116,345
                                                                                      ----------
  Commitments (Notes 2 and 3).......................................................  $        0
                                                                                      ----------
NET ASSETS, applicable to 10,000 shares of Common Stock, $.001 par value, issued and outstanding; 1,000,000,000 shares authorized.......................................  $  100,000
                                                                                      ----------
NET ASSET VALUE PER SHARE...........................................................  $    10.00
                                                                                      ----------

--------------------------------------------------------------------------------

                             NOTES TO STATEMENT OF
                             ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

NOTE 1
GT Global Floating Rate Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 4, 1996, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund has had no operations to date other than those relating to organization and registration.

NOTE 2
Costs incurred by the Fund in connection with its organization, estimated at $116,345, will be deferred and amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the Fund. Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), the Fund's administrator, has advanced certain of the Fund's organization costs incurred to date; the Fund will reimburse Chancellor LGT for the amount of these advances at the conclusion of the public offering.

NOTE 3
Chancellor LGT serves as the Fund's administrator under an Administration Contract between the Fund and Chancellor LGT ("Administration Contract"). The Administration Contract has an initial two-year term from the date of the commencement of Fund operations and provides for administrative fees to be paid to Chancellor LGT at the annualized rate of .25% of the Fund's average net assets.

The Fund will invest all of its investable assets in Floating Rate Portfolio (the "Portfolio"), a separate, non-diversified, closed-end investment company that has the same investment objective as the Fund. Chancellor LGT Senior Secured Management, Inc. (the "Manager") serves as the Portfolio's investment manager and administrator under an Investment Management and Administration Contract between the Manager and the Portfolio ("Management and Administration Contract"). The Management and Administration Contract has an initial two-year term from the date of commencement of Fund and Portfolio operations and provides for investment management fees to be paid to the Manager at the annualized rate of 0.95% of the Portfolio's average net assets.

NOTE 4
The Fund intends to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

                               Prospectus Page 47

                       GT GLOBAL FLOATING RATE FUND, INC.

                        APPENDIX: RATINGS OF SECURITIES

--------------------------------------------------------------------------------

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
("MOODY'S") SECURITIES RATINGS

AAA -- Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes securities in this class.

B -- Securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Securities which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Securities which are rated C are the lowest rated class of securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those securities in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

                               Prospectus Page 48

                       GT GLOBAL FLOATING RATE FUND, INC.

                                     NOTES

--------------------------------------------------------------------------------

[LOGO]
   GT GLOBAL FUNDS
 P.O. Box 7345                                                                                                    FLOATING RATE FUND
 SAN FRANCISCO, CA 94120-7345                                                                                    ACCOUNT APPLICATION
 800/223-2138

 / / INDIVIDUAL  / / JOINT TENANT  / / GIFT/TRANSFER FOR MINOR  / / TRUST  / / CORP.

 ACCOUNT REGISTRATION / / NEW ACCOUNT  / / ACCOUNT REVISION (Account No.: ------------------------------)

 NOTE:
 ------- Trust registrations should specify name of trustee(s), beneficiary(ies) and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors accounts should be in the name of one custodian and one minor and include the state under which the custodianship is created.


 --------------------------------------   ------------------------------------------------------------------
 Owner                                    Social  Security  Number  /  /  or  Tax  I.D.  Number  /  /  (Check  applicable  box)
 --------------------------------------   If  more than  one owner,  social security  number or  taxpayer identification number
 Co-owner 1                               should be  provided for  first owner  listed. If  a purchase  is made  under  Uniform
--------------------------------------    Gift/Transfer  to Minors Act, social  security number of the  minor must be provided.
 Co-owner 2                               Resident of / / U.S.  / / Other (specify)-------------------------------

                                                                          (      )
 -----------------------------------------------------------------------  ----------------------------------
 Street Address                                                           Home Telephone
                                                                          (      )
 -----------------------------------------------------------------------  ----------------------------------
 City, State, Zip Code                                                    Business Telephone
 FUND SELECTION $1,000 minimum required for initial investment in the Fund. Checks should be made payable to "GT GLOBAL."
 CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS                               TOTAL INITIAL INVESTMENT: $
                                                                                                      -------------------------
 All capital gains and dividend distributions will be reinvested in additional shares of the Fund unless appropriate boxes below are checked:
 / / Pay capital gain distributions  only in cash    / / Pay dividends only  in cash   /  / Pay capital gain distributions  AND
dividends in cash.
 SPECIAL CAPITAL GAINS AND DIVIDEND DISTRIBUTION OPTION
 Pay distributions noted above to Class B shares of another GT Global Fund.  Fund Name:

 AGREEMENTS & SIGNATURES

 By the execution of this Account Application, I/we represent and warrant that I/we have full right, power and authority and am/are of legal age in my/our state of residence to make the investment applied for pursuant to this Application. The person(s), if any, signing on behalf of the investor represent and warrant that they are duly authorized to sign this Application and to purchase, redeem or exchange shares of the Fund on behalf of the investor. I/WE HEREBY AFFIRM THAT I/WE HAVE RECEIVED A CURRENT PROSPECTUS OF THE GT GLOBAL FLOATING RATE FUND AND I/WE AGREE TO ITS TERMS AND CONDITIONS.

     UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE TAXPAYER IDENTIFICATION NUMBER ("NUMBER") PROVIDED ON THIS FORM IS MY (OR MY EMPLOYER'S, TRUST'S, MINOR'S OR OTHER PAYEE'S) TRUE, CORRECT AND COMPLETE NUMBER AND MAY BE ASSIGNED TO ANY NEW ACCOUNT OPENED UNDER THE EXCHANGE PRIVILEGE. I FURTHER CERTIFY THAT I AM (OR THE PAYEE WHOSE NUMBER IS GIVEN IS) NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM (OR THE PAYEE IS) EXEMPT FROM BACKUP WITHHOLDING; (B) THE INTERNAL REVENUE SERVICE (THE "I.R.S.") HAS NOT NOTIFIED ME THAT I AM (OR THE PAYEE IS) SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS; OR (C) THE I.R.S. HAS NOTIFIED ME THAT I AM (THE PAYEE IS) NO LONGER SUBJECT TO BACKUP WITHHOLDING;

    OR, / / I AM (THE PAYEE IS) SUBJECT TO BACKUP WITHHOLDING.

     ALL ACCOUNT OWNERS MUST SIGN BELOW (Minors are not authorized signers) Account revisions may require that signatures be guaranteed. Please see the
                                  Prospectus.

 THE I.R.S. DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

 -----------------------------------------------------------
 Date

 X                                                            X
 ---------------------------------------------------------    ----------------------------------------------------------

 X                                                            X
 ---------------------------------------------------------    ----------------------------------------------------------

 ACCOUNT PRIVILEGES

 SPECIAL PURCHASE

  / / I have completed and attached the Supplemental Application
 for:   / / AUTOMATIC INVESTMENT PLAN

 FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY

 We hereby submit this Account Application for the purchase of Fund shares in accordance with the terms of our Dealer Agreement with GT Global, Inc. and with the Prospectus of the Fund.


 ---------------------------------------------------------------------------------------------------------------------------------
 Investment Dealer Name
 ---------------------------------------------------------------------------------------------------------------------------------
 Main Office Address    Branch Number    Representative's Number    Representative's Name
                                                                        (      )
---------------------------------------------------------------------------------------------------------------------------------
 Branch Address                                                          Telephone
 X
-----------------------------------------------------------------------------------------------------------------------
 Investment Dealer's Authorized Signature                                    Title

[LOGO]
   GT Global Funds
 P.O. Box 7345                                                                                          FLOATING RATE FUND
 San Francisco, CA 94120-7345                                                                              IRA APPLICATION
 800/223-2138

 Account Registration  / / NEW ACCOUNT    / / ACCOUNT REVISION (Account No. ---------------------------------)

 TYPE OF ACCOUNT:          / / CONTRIBUTORY          / / ROLLOVER          / / SIMPLIFIED EMPLOYEE PENSION-IRA (SEP-IRA)
/ / THIS IS A TRANSFER. I HAVE ATTACHED A COMPLETED IRA TRANSFER AUTHORIZATION.

Name ----------------------------------------------               Telephone Number (      )
                                                                  ----------------------------------------------------

Address ---------------------------------------------             -----------------------------------------------------
       Street                                                     Social Security Number / / or Tax I.D. Number / / (Check
----------------------------------------------------------------  applicable box)
City                                  State         Zip Code      If more than one owner, social security number or taxpayer identification number should be provided for first owner listed.
                                                                  Date of Birth
                                                                  ------------------------------------------------------
Initial Contribution

Enclosed is a check for $ -------------- made payable to GT Global (as agent for the Custodian) to be invested in the Fund.

NOTE: Minimum Initial Contribution -- $250
       Maximum Annual Individual Contribution (except for rollovers and transfers) -- $2,000
       Maximum Annual Individual and Spousal Contribution (except for rollovers and transfers) -- $4,000 ($2,250 for years prior to 1997, in any combination, provided no more than $2,000 is invested in any one account)
       Maximum Annual SEP-IRA Contribution -- See Disclosure Statement

 For Use by Authorized Agent (Broker/Dealer or Advisor) Only

 We hereby submit this IRA Application for the purchase of shares in accordance with the terms of our Dealer Agreement with GT
 Global, Inc. and with the Prospectus of the Fund.

 Investment Dealer or Advisor Name ----------------------------------------------------------------------------

 Main Office Address -------------------------------------------------------------------------------------------

 Branch Number --------------- Representative's Number --------------- Representative's Name ----------------

  Branch Address ------------------------------------------------                   Telephone Number --------------------------

  Investment Dealer's Authorized Signature X                                        Title
                                        --------------------------
                                                                                             --------------------------------------

  Designation of Beneficiary(ies)
  If you require more room to name additional beneficiaries, please provide the necessary information on a separate sheet, and indicate next to each name whether beneficiary is primary or contingent.
  PRIMARY BENEFICIARY(IES)
  I hereby designate the following person(s) to receive any interest remaining in my IRA upon my death:

1. Name                                                  Address
   -------------------------------------------           ----------------------------------------------------------------------

       Relationship --------------- Date of Birth        Social Security Number                   Share of Account        %
                                        ---------        ----------------------------
                                                                                                  -------------------------

2. Name                                                  Address
   -------------------------------------------           ----------------------------------------------------------------------

          Relationship ---------------------- DOB        Social Security Number                   Share of Account        %
                                        ---------        ----------------------------
                                                                                                  -------------------------
CONTINGENT BENEFICIARY(IES)
I hereby designate the following person(s) to receive any interest remaining in my IRA upon my death:

1. Name                                                  Address
   -------------------------------------------           ----------------------------------------------------------------------

          Relationship ---------------------- DOB        Social Security Number                   Share of Account        %
                                        ---------        ----------------------------
                                                                                                  -------------------------

2. Name                                                  Address
   -------------------------------------------           ----------------------------------------------------------------------

          Relationship ---------------------- DOB        Social Security Number                   Share of Account        %
                                        ---------        ----------------------------
                                                                                                  -------------------------

Unless otherwise indicated above, the benefit payable hereunder shall be paid in equal shares to the Primary Beneficiaries who survive the Participant. If no Primary Beneficiary(ies) survives the Participant, the payment shall be made in equal shares (or as otherwise indicated above) to the Contingent Beneficiary(ies) who survive the Participant. The Participant reserves the right to change the above beneficiary by filing a new Beneficiary Designations Form with the Custodian. Should no named beneficiary survive the date of distribution, the account shall be distributed to my surviving spouse, or if there is no surviving spouse, in a single payment to my estate. ONLY THE MOST RECENT EXECUTED DESIGNATION OF BENEFICIARY(IES) ON FILE WITH GT GLOBAL INVESTOR SERVICES, INC.
(AS AGENT FOR THE CUSTODIAN) WILL BE HONORED.
Consent of Spouse
I consent to the above Beneficiary Designation.

Signature of Spouse: ---------------------------------------------------------  Date: --------------
(Note: May be required in community property states if any person other than or in addition to Participant's Spouse is designated as Beneficiary.)
Agreement and Signature
I acknowledge receipt of the Disclosure Statement and IRA Agreement (IRS Form 5305-A) for the GT Global IRA. I acknowledge receipt of the current Prospectus of the Fund in which I have directed GT Global Investor Services, Inc. (as agent for the Custodian) to invest my contribution(s). I agree to the terms and provisions set forth in this IRA Application including those contained in the
Disclosure Statement, the Individual Retirement Custodial Account Agreement (IRS Form 5305-A) and the Prospectus. AS REQUIRED BY
THE INTERNAL REVENUE SERVICE, I CERTIFY, UNDER PENALTIES OF PERJURY, THAT THE TAXPAYER IDENTIFICATION NUMBER GIVEN ON THE FACE OF
THIS IRA APPLICATION IS CORRECT AND THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING IN MY IRA(S). THE INTERNAL REVENUE SERVICE DOES
NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Signature X                                                Date
         ------------------------------------------------      ----------------------------------------------
         Individual

[LOGO]                                                                                                  FLOATING RATE FUND
   GT Global Funds                                                                              IRA TRANSFER AUTHORIZATION
 P.O. Box 7345
 San Francisco, CA 94120-7345
 800/223-2138

Please complete a separate Transfer Authorization for each Account to be transferred.

To Existing Custodian:

Name of Existing Custodian  ------------------------------------------ Telephone (       )
                                                                                            ------------------------------
Address
            -----------------------------------  -----------------------------------  --------------------  --------------------
            Street                               City                                 State                 Zip Code

Individual Policy or Account: --------------------------------------------- in the name of  ----------------------
                           Account Name                    Account Number                           Your Name

Please liquidate $             or               % of my IRA identified above and transfer those funds by a check,
              ----------------------------
made payable to:

GT Global, for ------------------------, IRA Account # ---------------------------------------------------------
                 Investor's Name                                  Existing GT Global Account Number, if applicable

Age 70 1/2 Restrictions

(Please complete this section if you will be age 70 1/2 or older in the transfer year.)
The following transfer restrictions apply to this transaction:

1.  Required Minimum Distribution. I authorize the Custodian or Trustee named above (select one):
    / / to distribute my required minimum distribution to me prior to transferring my IRA assets.
    / / to segregate and retain minimum distribution amount. Distribute on ------------, 19 --.
2.  Required Elections. (Complete only if you have reached your required beginning date, i.e., April 1, following the year in which you attain age 70 1/2.)
    a.  My oldest primary beneficiary with respect to the transferring IRA is:
        Name                                        Birthdate               Relationship
               -----------------------------------              ----------                   -----------------------------------
    b.  My life expectancy / / was / / was not being recalculated.
    c.  The life expectancy of my spouse beneficiary / / was / / was not being recalculated / / Not Applicable. I am aware that the elections indicated above became irrevocable as of my required beginning date and will apply to the IRA with the new
        Custodian indicated below.

This form, along with all check(s) should be mailed to:
GT Global (as agent for the Custodian), P.O. Box 7345, San Francisco, CA 94120-7345.
X
-------------------------  --------------------------                          -------------------------
Investor's Signature       Date                                                   Signature Guarantee
                                                                                (if required by current
                                                                                      Custodian)

For GT Global Use Only

GT Global Investor Services, Inc. (as agent for the GT Global IRA Custodian) agrees to accept the transfer described above and upon written receipt will apply the proceeds to investments as designated by the Investor.
X
------------------------------------------------------------  ------------------------------------------------------------
Signature of Custodian or its Agent                           Date

[LOGO]
   GT Global Funds
 P.O. Box 7345                                                                                          FLOATING RATE FUND
 San Francisco, CA 94120-7345                                                            IRA DIRECT ROLLOVER AUTHORIZATION
 800/223-2138

TO CURRENT PLAN ADMINISTRATOR OR 403(B) CUSTODIAN:

Name of Current Plan Administrator or 403(b) Custodian: -------------------------------- Telephone (        )
                                                                                                --------------------------
Address:
            -----------------------------------  -----------------------------------  --------------------  --------------------
            Street                               City                                 State                 Zip Code
Plan Account: -------------------------------------------------------------------------------------------------------------
             Plan Account Name                   Plan Account Number                  Name of Plan Participant
Please pay my entire eligible rollover distribution from the plan identified above directly to my GT Global IRA Custodian, for

------------------------------------------------------------------------, IRA Account # ----------------------------------
Participant Name                                                                      (GT Global Account #, if known)
I. Rollover/Direct Rollover from an Employer Plan
A.     I certify that my employer's qualified plan, qualified annuity, or 403(b) plan has made or will make an
       Eligible Rollover Distribution which is being paid in a Direct Rollover to the Custodian of my IRA; or
B.     This Direct Rollover is not part of a series of payments over my life expectancy(ies) or over a period of 10 years or more.
C.     This Direct Rollover does not include any "after tax" employee contributions made by me to the employer's plan.
D.     This Direct Rollover does not include any required minimum distributions with respect to the employer's plan.
E.     I certify that I am eligible to establish an IRA with this Direct Rollover of an Eligible Rollover
       Distribution, and that I am:
       / / 1.  the plan participant;
       / / 2.  the surviving spouse of the deceased plan participant; or
       / / 3.  the spouse or former spouse of the plan participant under a Qualified Domestic Relations Order.
II. Additional Information for Rollovers Beginning at age 70 1/2
(Complete the following only if the direct rollover is being made after the Participant's required beginning date, the April 1st following the calendar year during which the Participant attained age 70 1/2):
1. My oldest primary beneficiary under the distribution plan is:
                                                                        --------------------------------------------------

  Birthdate --------------------- Relationship ---------------------

2. My life expectancy / / was / / was not being recalculated. The life expectancy of my spouse beneficiary / / was / / was not being recalculated.
III. Commingling Authorization
(Check if applicable):
/ / I authorize the Custodian to commingle this direct rollover with my regular IRA contributions. I understand that commingling regular IRA contributions with direct rollover contributions from employer plans may preclude me from rolling over funds in my rollover IRA into another qualified plan or 403(b) plan. With such knowledge, I authorize and direct the Custodian to place regular IRA contributions in my rollover IRA or vice versa.
Please make this direct payment either in the form of a check made payable, or by wire, to GT Global, for the benefit of my IRA. All checks should be mailed to GT Global (as agent for the Custodian), P.O. Box 7345, San Francisco, CA
94120-7345.
Signature of Participant
I hereby irrevocably elect, pursuant to IRS Regulation 1.402(a)(5)-1T to treat this contribution as a rollover contribution. I understand that this will not be a valid IRA rollover unless PART I and PART II (and, if applicable, PART
III) are correct statements. I acknowledge that, due to the complexities involved in the tax treatment of eligible rollover distributions from qualified plans, qualified annuities, or 403(b) plans and direct rollovers to IRAs, the
Custodian has recommended that I consult with my tax adviser or the Internal Revenue Service before completing this transaction to make certain that this transaction qualifies as a rollover and is appropriate in my individual circumstances. I hereby release the Custodian from any claim for damages on account of the failure of this transaction to qualify as a valid rollover.
X
--------------------------------------------------  --------------------  --------------------------------------------------
Participant's Signature                             Date                  Signature Guarantee (if required by current plan)
For GT Global Use Only

GT Global Investor Services, Inc., (as agent for the GT Global IRA Custodian) agrees to accept the direct rollover described above and upon receipt of such rollover funds will apply those funds to investments as designated by the Participant.
X
------------------------------------------------------------  ------------------------------------------------------------
Signature of Custodian or its Agent                           Date

                                                IRA DIRECT ROLLOVER INSTRUCTIONS

    Since the eligible rollover distributions(1) that you take from an employer-sponsored qualified plan(2) are subject to 20% federal income tax withholding unless you roll over these assets directly to an IRA or other eligible retirement plan, you may wish to arrange for a direct rollover to a GT Global IRA.

TO FACILITATE A DIRECT ROLLOVER TO A GT GLOBAL IRA, PLEASE FOLLOW THESE STEPS:

1. Complete the front portion of this form;

2. Complete the GT Global IRA Application; and

3. Return them to GT Global at P.O. Box 7345, San Francisco, CA 94120-7345.

GT Global will establish an IRA in your name, and provide you and your current plan administrator or 403(b) custodian with your GT Global IRA account number. Your current plan administrator or 403(b) custodian can then send the assets directly to your GT Global IRA (by check or wire), or give you a check made payable to your GT Global IRA.

(1) An "eligible rollover distribution" subject to 20% withholding is generally any partial or total distribution, except: (a) substantially equal periodic payments made for life or joint lives (or life expectancy or joint life expectancies) or for a specified period of 10 years or more; (b) required minimum distributions; (c) non-taxable distributions (e.g., after-tax contributions); and (d) certain DE MINIMIS distributions, corrective distributions, loans and other distributions specified in the Internal Revenue Code and applicable regulations. You should verify with the distributing employer and your tax adviser whether a distribution is an "eligible rollover distribution."

(2) "Qualified" plans include 401(k), 403(b) and other pension and profit-sharing plans. Section 457 deferred compensation plans for government and tax-exempt entity employees are not "qualified." An IRA is not considered a "qualified" plan, even if the assets held in the IRA originated from a qualified plan. You may use the IRA Transfer Authorization to transfer your IRA assets to a GT Global IRA. If you receive a distribution from another IRA, you may be eligible to roll it over to a GT Global IRA.

[LOGO]
   GT Global Funds
 P.O. Box 7345                                                                                               FLOATING RATE FUND
 San Francisco, CA 94120-7345                                                                          SUPPLEMENTAL APPLICATION
 800/223-2138                                                                                     FOR AUTOMATIC INVESTMENT PLAN
Account Registration

PLEASE NOTE: Automatic Investment Plan may ONLY be used for current year IRA contributions.
Please supply the following information exactly as it appears on the Fund's records.

------------------------------------------------------                  ------------------------------------------------------
Name                                                                    Account Number

-------------------------------------------------------------------     -------------------------------------------------------
Address                                                                 Telephone Number

-------------------------------------------------------------------     -------------------------------------------------------
City                         State                         Zip Code     Social Security Number
                                                                        ------------------------------------
Automatic Investment Plan                                               Date of Birth

I hereby authorize the Transfer Agent of the GT Global Floating Rate Fund to debit my personal checking account on the designated dates in order to purchase shares in the Fund at the net asset value per share determined on that day.

/ / Monthly on the 25th day        / / Quarterly beginning on the 25th day of the month you first select:  ------------
                                                                                                                   (Month)
(The request for participation in the Plan must be received by the 1st day of the month in which you wish investments to begin.)

Amount of each debit (minimum $250)  $
                                     ---------------------------------------------------------------

NOTE: A Bank Authorization Form (below) and a voided personal check must accompany the Automatic Investment Plan
Application.

[LOGO]
   GT Global Funds
           P.O. Box 7345
           San Francisco, CA 94120-7345
           800/223-2138                                       AUTOMATIC INVESTMENT PLAN
Bank Authorization
------------------------        ------------------------------------                          ------------
Bank Name                       Bank Address                                                  Bank Account Number
I/we authorize you, the above named bank, to debit my/our account for amounts drawn by the Transfer Agent of the GT Global
Floating Rate Fund, acting as my agent. I/we agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until I/we revoke it in writing and you receive it. I/we agree that you shall incur no liability when honoring any such debit.
I/we further agree that you will incur no liability to me/us if you dishonor any such withdrawal. This will be so even though such dishonor results in the forfeiture of investment.

------------------------------------------------------        ------------------------------------------------------
Account Holder's Name                                         Joint Account Holder's Name
X                                                               X
----------------------------------------  --------------------  ----------------------------------------  --------------------
Account Holder's Signature                Date                  Joint Account Holder's Signature          Date

                                     (OVER)

Agreement and Signatures

The investor certifies and agrees that the certifications, authorizations, directions and restrictions contained herein will continue until the Transfer Agent of the GT Global Floating Rate Fund receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

------------------------------------------------------
Date
X
------------------------------------------------------

------------------------------------------------------
Signature Guarantee* (if applicable)

*Acceptable signature guarantors: (1) any U.S. bank; (2) U.S. trust company; (3) a member firm of a U.S. stock exchange; (4) a foreign branch of any of the foregoing; or (5) any other eligible guarantor institution. A notary public is not an acceptable guarantor. An investor uncertain about the GT Global Floating Rate Fund signature guarantee requirement should contact the Transfer Agent.

Indemnification Agreement

To: Bank Named on the Reverse

In consideration of your compliance with the request and authorization of the depositor(s) named on the reverse, the Transfer Agent of the GT Global Floating Rate Fund hereby agrees:

1. To indemnify and hold you harmless from any loss you may incur because of the payment by you and of any debit by the Transfer Agent to its own order on the account of such depositor(s) and received by you in the regular course of business for payment, or arising out of the dishonor by you of any debit, provided there are sufficient funds in such account to pay the same upon presentation.

2. To defend at its own expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the above mentioned request or in any manner arising by reason of your participation in connection with such request.